Dynamic International Opportunity Fund

Class I Shares (Symbol: ICCIX)

Class N Shares (Symbol: ICCNX)

Dynamic U.S. Opportunity Fund

Class I Shares (Symbol: ICSIX)

Class N Shares (Symbol: ICSNX)

Prospectus

April 1, 2018

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Dynamic International Opportunity Fund

Dynamic U.S. Opportunity Fund

each a series of the Northern Lights Fund Trust II (the “Trust”)

TABLE OF CONTENTS

Summary Section – Dynamic International Opportunity Fund	1
Summary Section – Dynamic U.S. Opportunity Fund	7
Investment Strategies, Related Risks and Disclosure of Portfolio Holdings	13
Dynamic International Opportunity Fund	13
Investment Objective	13
Principal Investment Strategies	13
Principal Risks of Investing in the Dynamic International Opportunity Fund	14
Dynamic U.S. Opportunity Fund	18
Investment Objective	18
Principal Investment Strategies	18
Principal Risks of Investing in the Dynamic U.S. Opportunity Fund	20
Securities Lending	23
Portfolio Holdings Information	23
Management of the Funds	24
The Adviser	24
Portfolio Manager	24
Shareholder Information	25
Choosing a Share Class	25
More About Class I Shares	25
More About Class N Shares	25
Share Price	25
How to Purchase Shares	26
How to Redeem Shares	28
Redemption Fee	30
Tools to Combat Frequent Transactions	30
Distribution of Fund Shares	31
Distributions and Taxes	32
Tax Status, Dividends and Distributions	32
Financial Highlights	33
Privacy Policy	37

Summary Section – Dynamic International Opportunity Fund

Investment Objective. The investment objective of the Dynamic International Opportunity Fund is capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Dynamic International Opportunity Fund.

Shareholder Fees (fees paid directly from your investment)	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses	0.43%	0.43%
Acquired Fund Fees and Expenses(1)	0.56%	0.56%
Total Annual Fund Operating Expenses	2.24%	1.99%
Fee Waiver/Expense Reimbursement	(0.19%)	(0.19%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	2.05%	1.80%
(1)	This number represents the combined total fees and operating expenses of the Acquired Funds owned by the Dynamic International Opportunity Fund and is not a direct expense incurred by the Fund or deducted from Fund assets. Since this number does not represent a direct operating expense of the Dynamic International Opportunity Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.
(2)	Pursuant to an operating expense limitation agreement between Innealta Capital, LLC (the “Adviser”) and the Dynamic International Opportunity Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Dynamic International Opportunity Fund do not exceed 1.49%, and 1.24%,of the Fund’s average net assets, for Class N and Class I shares, respectively, through March 31, 2019. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Example. This Example is intended to help you compare the cost of investing in the Dynamic International Opportunity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Dynamic International Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through March 31, 2019. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class N	$208	$682	$1,183	$2,560
Class I	$183	$606	$1,055	$2,301

Portfolio Turnover. The Dynamic International Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Dynamic International Opportunity Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of the portfolio.

Principal Investment Strategies. Under normal market conditions, the Dynamic International Opportunity Fund operates as a fund of funds, investing primarily in exchange traded funds (“ETFs”) that offer exposure to companies domiciled in developed, emerging, and frontier international markets. The Dynamic International Opportunity Fund may also invest in other categories of ETFs as described below, including those that offer exposure to domestic and international fixed income markets and those that offer exposure to alternative asset classes. The Dynamic International Opportunity Fund may also directly invest in derivative instruments such as futures contracts and options.

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The Dynamic International Opportunity Fund’s strategy is based on a proprietary quantitative framework (“Quantitative Framework”) that normally advises upon potential investments in non-U.S. equity markets based on the specific risk/reward characteristics (such as corporate fundamentals, macroeconomic, and behavioral variables, including but not limited to aggregate earnings, dividends, profitability, gross domestic product, unemployment, interest rates, volatility, and price momentum) of each individual market by investing in ETFs that seek exposure to a specific country, or region (e.g. Western Europe, Asia) or market (e.g. frontier markets, emerging markets, developed markets). The Dynamic International Opportunity Fund’s international equity exposures may include, but are not limited to ETFs that invest in common and preferred stocks of all market capitalizations, convertible securities, and rights and warrants listed on U.S. markets or non-U.S. markets. The Dynamic International Opportunity Fund invests in ETFs that seek exposure to developed emerging markets and frontier markets. Such countries include but are not limited to: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Nigeria, Norway, Peru, Philippines, Poland, Portugal, Qatar, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, and the United Kingdom.

The Dynamic International Opportunity Fund may invest in ETFs that offer exposure to domestic and international fixed income securities, such as bonds issued by governments, government agencies and/or corporations as well as asset-backed securities and floating-rate securities. Such ETFs may include fixed income investments of any maturity, duration and quality, including those that are rated below investment grade (“junk bonds”).

The Dynamic International Opportunity Fund may invest in ETFs that offer exposure to various alternative asset classes, such as, but not limited to, commodities, real estate, currencies, derivatives, and volatility. The Dynamic International Opportunity Fund may also invest in leveraged, inverse and inverse-leveraged ETFs in order to gain exposures to the referenced equity, fixed income and alterative asset classes. Further, the Dynamic International Opportunity Fund may invest directly in certain derivatives, namely futures and options in order to achieve desired market exposures.

Under normal market conditions, the Dynamic International Opportunity Fund allocates at least a majority and up to 100% of its assets to equity ETFs that either directly focus investments in a specific country or indirectly invest in such countries through investments in foreign markets such as regional, developed, emerging or frontier market ETFs.

Also under normal market conditions:

  The Dynamic International Opportunity Fund will target having approximately 98% of its assets in equity, fixed income and/or alternative asset class ETFs and derivative instruments.
  The Adviser does not anticipate investing more than 25% of its assets in any equity market focused on one country.
  The Fund may be invested in any number of equity markets focused on numerous countries, including none.
  The Fund’s portfolio will be comprised primarily of equity ETFs.

A small cash position, generally 1-2% is on hand at all times for flexibility, although the Dynamic International Opportunity Fund reserves the right to invest 100% of its assets in ETFs and derivatives or have less than 98% in such investments. For defensive purposes, the Fund may be invested up to 100% in fixed income ETFs or alternative asset class ETFs, cash, or a combination of all these three asset classes.

The Dynamic International Opportunity Fund is actively managed, and as frequently as on a daily basis, the Adviser’s investment committee (the “Investment Committee”) analyzes variables the Adviser believes have predictive capabilities with respect to country equity performance. Where the Investment Committee finds the prospective risk-relative return of an equity-based ETF investing in a given country, region, or market to be superior to a basket of fixed income (or alternative asset class categories), then an allocation is made to equity ETFs. The Investment Committee may choose to aggregate exposures by way of regional or sub-regional ETFs in order to achieve their desired exposures. In the absence of attractive equity exposures, the entire allocation is made to fixed income and/or alternative asset class category ETFs. The Adviser will make decisions to transact a security based on the Quantitative Framework or if the Dynamic International Opportunity Fund’s portfolio needs to be rebalanced. Decisions by the Adviser to transact other portfolio securities will be based upon the research, recommendations, and trading signals received from the Investment Committee.

This strategy seeks to provide excess returns relative to the Dynamic International Opportunity Fund’s benchmark, the MSCI ACWI ex USA Index (USD) over periods of three years and longer, with risk levels commensurate with the level of performance, using diversification, active management, style integrity, minimized security selection risk, and cost efficiency.

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Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Dynamic International Opportunity Fund. The principal risks of investing in the Dynamic International Opportunity Fund are:

  General Risk. Foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Dynamic International Opportunity Fund invests. There is risk that these and other factors may adversely affect the Fund’s performance. You could lose money by investing in the Dynamic International Opportunity Fund.
  ETF Risk. Investment in an ETF carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.
  Equity Securities Risk. The Dynamic International Opportunity Fund invests in ETFs that hold common stock, which subjects the Dynamic International Opportunity Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the Dynamic International Opportunity Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Dynamic International Opportunity Fund’s investments goes down, your investment in the Dynamic International Opportunity Fund decreases in value and you could lose money.
  Fixed Income Securities Risk. When the Dynamic International Opportunity Fund invests in ETFs that own fixed income securities, the value of your investment in the Dynamic International Opportunity Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and thus the value of ETFs that own fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities.
  High Yield Risk. The Dynamic International Opportunity Fund may invest in ETFs that own high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) which may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Dynamic International Opportunity Fund may lose its entire investment.
  Foreign Risk. To the extent the Dynamic International Opportunity Fund invests in foreign securities by investing in ETFs that hold foreign securities or by purchasing American Depository Receipts (“ADRs”) directly, the Dynamic International Opportunity Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.
  Foreign Securities and Currency Risk. The Dynamic International Opportunity Fund may invest in ETFs that hold foreign securities. The risk of investments in foreign companies involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. These risks may be greater in emerging markets and in less developed countries.
  Emerging Markets and Frontier Markets Risk. The Dynamic International Opportunity Fund may invest in ETFs that hold investments in emerging market and frontier markets instruments. Investments in emerging markets and frontier markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market and frontier market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.
  Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
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  Small and Medium Sized Companies Risk. To the extent the Dynamic International Opportunity Fund invests in the stocks of small and medium capitalization companies or ETFs that invest in such companies, the Dynamic International Opportunity Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium sized companies may experience higher failure rates than do larger companies.
  Growth Risk. The Dynamic International Opportunity Fund may invest in ETFs that invest in companies that appear to be growth oriented. Growth companies are those that the Adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Adviser’s perceptions of the ETF’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Dynamic International Opportunity Fund’s return.
  Fund of Funds Risk. The Dynamic International Opportunity Fund is a “fund of funds,” a term typically used to describe an investment company whose principal investment strategy involves investing in other investment companies, such as ETFs. The cost of investing in the Dynamic International Opportunity Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. Investors in the Dynamic International Opportunity Fund will indirectly bear fees and expenses charged by the ETFs in which a Fund invests in addition to the Fund’s direct fees and expenses. The Dynamic International Opportunity Fund also will incur brokerage costs when it purchases ETFs. The ETFs in which the Dynamic International Opportunity Fund invests will not be able to replicate exactly the performance of the benchmarks they track because of transaction costs incurred in adjusting the actual balance of the securities and because the ETFs will incur expenses not incurred by their applicable benchmarks.
  Portfolio Turnover Risk. The Dynamic International Opportunity Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover may cause the Dynamic International Opportunity Fund to incur higher brokerage costs, which may adversely affect the Dynamic International Opportunity Fund’s performance, and may produce increased taxable distributions.
  Interest Rate Risk. The risks associated with the Dynamic International Opportunity Fund include interest rate risk, which means that the prices of the Fund’s fixed income ETF investments are likely to fall if interest rates rise.
  Management Risk. Management risk is the risk that the investment process used by the Dynamic International Opportunity Fund’s portfolio manager could fail to achieve the Dynamic International Opportunity Fund’s investment goal and cause an investment in the Dynamic International Opportunity Fund to lose value.
  Leveraged, Inverse and Inverse-Leveraged ETF Risk. If you invest in the Dynamic International Opportunity Fund, you are exposed to the risks associated with leveraged, inverse and inverse-leveraged ETFs. Leveraged and inverse products are unique and involve additional risks and considerations not present in traditional investments. This includes the risk that an increase in the daily performance of an index corresponding to a leveraged, inverse and inverse-leveraged ETF will be leveraged. This means that the Dynamic International Opportunity Fund’s investment in such ETF may be reduced by an amount equal to 3% for every 1% daily increase, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Dynamic International Opportunity Fund’s investment. On any given day, an investment in a leveraged or inverse product may produce a return very similar to the stated objective. However, because of the structure of these products, their rebalancing methodologies, and the math of compounding, extended holdings beyond one day or month, depending on the investment objective, can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets. Further, investments in leveraged, inverse and inverse-leveraged ETFs that are held for longer periods, may have performance higher or lower than the index return times the fund multiple, due to compounding.
  Real Estate Investment Risk. The Dynamic International Opportunity Fund may have investments in ETFs that hold securities issued by, and/or have exposure to, commercial and residential real estate companies. Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.
  Commodities Risk. Investing in the commodities markets (indirectly) may subject the Dynamic International Opportunity Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
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  High Volatility in Rising Markets Risk. The Dynamic International Opportunity Fund may invest in volatility ETFs which in periods of high volatility, the will rebalance its portfolio and decrease exposure to the stock component of the ETF and increase its exposure to cash. Due to such ETF’s increased exposure to the cash during such time periods, the Dynamic International Opportunity Fund would not be expected to gain the full benefit of rising equity markets if such market conditions were also accompanied by high volatility.
  Derivatives Risk. The Dynamic International Opportunity Fund may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. The Dynamic International Opportunity Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.
  Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Dynamic International Opportunity Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Dynamic International Opportunity Fund or its service providers can result in, among other things, financial losses to the Dynamic International Opportunity Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Dynamic International Opportunity Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Dynamic International Opportunity Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Performance. The bar chart illustrates the risks of investing in the Dynamic International Opportunity Fund by showing how the Dynamic International Opportunity Fund’s average annual returns for each calendar year since the Dynamic International Opportunity Fund’s inception compare with those of a broad measure of market performance. The Average Annual Total Returns table also demonstrates these risks by showing how the Dynamic International Opportunity Fund’s average annual returns compare with those of a securities market index and an additional blended index over various periods of time. The indexes have characteristics relevant to the Dynamic International Opportunity Fund’s investment strategies. The performance information provided for the periods below reflects the performance of the Fund’s prior investment adviser, AFAM Capital, Inc. (“AFAM”), and specifically the Innealta Capital division of AFAM (the “Innealta Division”). On March 27, 2018, shareholders approved the new investment advisory agreement with the Adviser which was formed through a reorganization of the Innealta Division. Remember, the Dynamic International Opportunity Fund’s past performance, before and after taxes, is not necessarily an indication of how the Dynamic International Opportunity Fund will perform in the future. Updated performance information will be available at no cost by calling the Dynamic International Opportunity Fund toll-free at 1-855-USE-ETFS.

Class I Shares[1]

Calendar Year Returns as of December 31,

During the period shown in the bar chart, the best performance for a quarter was 7.71% (for the quarter ended March 31, 2017). The worst performance was -8.87% (for the quarter ended September 30, 2015).

[1] The returns shown in the bar chart are for Class I shares. The performance of Class N shares will differ due to differences in expenses.

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Average Annual Total Returns for the periods ended December 31, 2017

	One Year	Five Years	Since Inception*
Class I Shares
Return Before Taxes	23.56%	4.48%	5.33%
Return After Taxes on Distributions	23.02%	3.65%	4.44%
Return After Taxes on Distributions and Sale of Fund Shares	13.64%	3.12%	3.79%
Class N Shares
Return Before Taxes	23.35%	4.22%	5.07%
MSCI ACWI ex USA Index (USD) (reflects no deduction for fees, expenses or taxes)	27.19%	6.80%	8.41%
Dynamic International Blend Index 70/30** (reflects no deduction for fees, expenses or taxes)	20.94%	5.08%	6.39%
*	Class I and Class N shares of the Dynamic International Opportunity Fund commenced operations on December 30, 2011.
**	The Dynamic International Blend Index 70/30 represents a blend of 70% MSCI ACWI ex USA Index (USD) / 30% Bloomberg Barclays Global Aggregate Index Unhedged (USD).

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Dynamic International Opportunity Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After tax returns are shown for only Class I Shares and after tax returns for Class N Shares will vary.

The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. With 1,858 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

The Dynamic International Blend Index 70/30 represents a blend of 70% MSCI ACWI ex USA Index (USD) / 30% Bloomberg Barclays Global Aggregate Index Unhedged (USD). The Bloomberg Barclays Global Aggregate Index is an unmanaged index that is comprised of several other Barclays indices that measure fixed income performance of regions around the world.

Investment Adviser. Innealta Capital, LLC serves as the Dynamic International Opportunity Fund’s investment adviser (the “Adviser”).

Portfolio Manager. The following serves as the Fund’s portfolio manager:

Portfolio Manager	Primary Title	With the Fund Since
Vito Sciaraffia, Ph.D.	Chief Investment Officer and Portfolio Manager of the Adviser	October 2015

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Dynamic International Opportunity Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha NE 68130), or by telephone at 1-855-USE-ETFS. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in each share class of the Dynamic International Opportunity Fund is $100,000 for Class I shares and $5,000 for Class N shares, with a minimum subsequent investment of $1,000 for Class N shares. There is no minimum subsequent investment amount for Class I shares. The Dynamic International Opportunity Fund may waive minimum initial investment or minimum subsequent investment requirements at its sole discretion.

Tax Information. The Dynamic International Opportunity Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Dynamic International Opportunity Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Dynamic International Opportunity Fund and its related companies may pay the intermediary for the sale of Dynamic International Opportunity Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Section – Dynamic U.S. Opportunity Fund

Investment Objective. The investment objective of the Dynamic U.S. Opportunity Fund (the “Dynamic U.S. Opportunity Fund”) is capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Dynamic U.S. Opportunity Fund.

Shareholder Fees (fees paid directly from your investment)	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses	0.57%	0.56%
Acquired Fund Fees and Expenses(1)	0.14%	0.14%
Total Annual Fund Operating Expenses	1.96%	1.70%
Fee Waiver/Expense Reimbursement	(0.33%)	(0.32%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.63%	1.38%
(1)	This number represents the combined total fees and operating expenses of the Acquired Funds owned by the Dynamic U.S. Opportunity Fund and is not a direct expense incurred by the Dynamic U.S. Opportunity Fund or deducted from the Dynamic U.S. Opportunity Fund assets. Since this number does not represent a direct operating expense of the Dynamic U.S. Opportunity Fund, the operating expenses set forth in the Dynamic U.S. Opportunity Fund’s financial highlights do not include this figure.
(2)	Pursuant to an operating expense limitation agreement between Innealta Capital, LLC (the “Adviser”) and the Dynamic U.S. Opportunity Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Dynamic U.S. Opportunity Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Dynamic U.S. Opportunity Fund do not exceed 1.49% and 1.24%, of the Fund’s average net assets, for Class N and Class I shares, respectively, through March 31, 2019. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded..

Example. This Example is intended to help you compare the cost of investing in the Dynamic U.S. Opportunity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Dynamic U.S. Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Dynamic U.S. Opportunity Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through March 31, 2019. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class N	$166	$583	$1,027	$2,259
Class I	$140	$505	$893	$1,982

Portfolio Turnover. The Dynamic U.S. Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Dynamic U.S. Opportunity Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Dynamic U.S. Opportunity Fund’s portfolio turnover rate was 220% of the average value of the portfolio.

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Principal Investment Strategies. Under normal market conditions, the Dynamic U.S. Opportunity Fund operates as a fund of funds, investing primarily in equity exchange-traded funds (“ETFs”) that offer exposure to domestic equity markets. The Dynamic U.S. Opportunity Fund may also invest in other categories of ETFs as described below, including those that offer exposure to domestic and international fixed income markets and those that offer exposure to alternative asset classes. The Dynamic U.S. Opportunity Fund may also directly invest in derivative instruments such as futures contracts and options.

The Dynamic U.S. Opportunity Fund’s strategy is based on a proprietary quantitative framework (“Quantitative Framework”) that normally advises upon potential investments in domestic equity markets based on the specific risk/reward characteristics (such as corporate fundamentals, macroeconomic, and behavioral variables, including but not limited to, aggregate earnings, dividends, profitability, gross domestic product, unemployment, interest rates, volatility, and price momentum) of various segments of the equity market as defined by the Global Industry Classification Structure (“GICS”). GICS is a four-tiered, hierarchical industry classification system developed in 1999 by MSCI and Standard & Poor’s for use by the global financial community; it consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. The Dynamic U.S. Opportunity Fund’s equity exposures may include, but are not limited to, ETFs that invest in common and preferred stocks of all market capitalizations, convertible securities and rights and warrants listed on U.S. markets or non-U.S. markets. The Dynamic U.S. Opportunity Fund’s investments in equity markets include, but are not limited to: Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Real Estate, Telecom Services, and Utilities. The Dynamic U.S. Opportunity Fund also may invest in industry groups, industries and sub-industries (collectively, “sub-sectors”) of the sectors defined by GICS.

The Dynamic U.S. Opportunity Fund may invest in ETFs that offer exposure to domestic and international fixed income securities, such as bonds issued by governments, government agencies and/or corporations as well as asset-backed securities and floating-rate securities. Such ETFs may include fixed income investments of any maturity, duration or quality, including those that are rated below investment grade “junk bonds”. Note that the fixed income allocation is intended to be primarily, but not necessarily exclusively, domestic.

The Dynamic U.S. Opportunity Fund may invest in ETFs that offer exposure to various alternative asset classes, such as, but not limited to, commodities, real estate, currencies, derivatives, and volatility. The Dynamic U.S. Opportunity Fund may also invest in leveraged, inverse and inverse-leveraged ETFs in order to gain exposures to the referenced equity, fixed income and alterative asset classes. Further, the Dynamic U.S. Opportunity Fund may invest directly in certain derivatives, namely futures and options in order to achieve desired market exposures.

At least 80% of the Dynamic U.S. Opportunity Fund’s assets will be invested in accordance with the Fund’s name, specifically in ETFs that offer exposure to U.S.-based sectors, fixed income markets, and/or alternative asset classes and derivative instruments providing exposure to such U.S. based sectors, markets or asset classes.

Under normal market conditions, the Dynamic U.S. Opportunity Fund allocates at least a majority and up to 100% of its assets to equity ETFs that focus investment either directly or indirectly in domestic equity markets.

Also under normal market conditions:

  The Dynamic U.S. Opportunity Fund will target having approximately 98% of its assets in equity, fixed income and/or alternative asset class ETFs and derivative instruments.
  The Adviser does not anticipate investing generally more than 35% in any single equity market sector exposure
  The Fund may be invested in any number of sector and sub-sector equity markets, including none.
  The Fund’s portfolio will be comprised primarily of equity ETFs.

A small cash position, generally 1-2% is on hand at all times for flexibility, although the Dynamic U.S. Opportunity Fund reserves the right to invest 100% of its assets in ETFs or have less than 98% in such investments. For defensive purposes, the Fund may be invested up to 100% in fixed income ETFs, or alternative asset class ETFs, cash, or a combination of all three asset classes.

The Dynamic U.S. Opportunity Fund is actively managed and on a daily basis, the Adviser’s investment committee (the “Investment Committee”) analyzes variables that the Adviser believes have predictive capabilities with respect to equity performance. Where the Investment Committee finds the prospective risk-relative return of an equity-based ETF investing in a given sector to be superior to that of an ETF investing in the fixed income or alternative asset class categories, an allocation is made to the equity ETF. The Investment Committee may choose to aggregate exposures in order to achieve these desired exposures. In the absence of an attractive equity exposure, the allocation is made to fixed income or alternative asset class category ETF. The Adviser will make decisions to transact a security based on the Quantitative Framework or if the Dynamic U.S. Opportunity Fund’s portfolio needs to be rebalanced. Decisions by the Adviser to transact other portfolio securities will be based upon the research, recommendations, and trading signals received from the Investment Committee.

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This strategy seeks to provide excess returns relative to the Dynamic U.S. Opportunity Fund’s benchmark, the S&P 500 Index over periods of three years and longer, with risk levels commensurate with the level of performance, using diversification, active management, style integrity, minimized security selection risk and cost efficiency.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Dynamic U.S. Opportunity Fund. The principal risks of investing in the Dynamic U.S. Opportunity Fund are:

  General Risk. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Dynamic U.S. Opportunity Fund invests. There is risk that these and other factors may adversely affect the Dynamic U.S. Opportunity Fund’s performance. You could lose money by investing in the Dynamic U.S. Opportunity Fund.
  ETF Risk. Investment in an ETF carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.
  Equity Securities Risk. The Dynamic U.S. Opportunity Fund invests in ETFs that hold common stock, which subjects the Dynamic U.S. Opportunity Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the Dynamic U.S. Opportunity Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Dynamic U.S. Opportunity Fund’s investments goes down, your investment in the Dynamic U.S. Opportunity Fund decreases in value and you could lose money.
  Fixed Income Securities Risk. When the Dynamic U.S. Opportunity Fund invests in ETFs that own fixed income securities, the value of your investment in the Dynamic U.S. Opportunity Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and thus the value of ETFs that own fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities.
  High Yield Risk. The Dynamic U.S. Opportunity Fund invests in ETFs that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) which may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Dynamic U.S. Opportunity Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.
  Large-Cap Securities Risk. The Dynamic U.S. Opportunity Fund may invest in ETFs that hold stocks of large companies. Stocks of large companies as a group can fall out of favor with the market, causing the Dynamic U.S. Opportunity Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
  Small and Medium Sized Companies Risk. To the extent the Dynamic U.S. Opportunity Fund invests in the stocks of small and medium capitalization companies or ETFs that invest in such companies, the Dynamic U.S. Opportunity Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium sized companies may experience higher failure rates than do larger companies.
  Growth Risk. The Dynamic U.S. Opportunity Fund may invest in ETFs that invest in companies that appear to be growth. Growth companies are those that the Adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Adviser’s perceptions of an ETF’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Dynamic U.S. Opportunity Fund’s return.
  Fund of Funds Risk. The Dynamic U.S. Opportunity Fund is a “fund of funds,” a term typically used to describe an investment company whose principal investment strategy involves investing in other investment companies, such as ETFs. The cost of investing in the Dynamic U.S. Opportunity Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. Investors in the Dynamic U.S. Opportunity Fund will indirectly bear fees and expenses charged by the ETFs in which a Fund invests in addition to the Fund’s direct fees and expenses. The Dynamic U.S. Opportunity Fund also will incur brokerage costs when it purchases ETFs. The ETFs in which the
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Dynamic U.S. Opportunity Fund invests will not be able to replicate exactly the performance of the benchmarks they track because of transaction costs incurred in adjusting the actual balance of the securities and because the ETFs will incur expenses not incurred by their applicable benchmarks.

  Portfolio Turnover Risk. The Dynamic U.S. Opportunity Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover may cause the Dynamic U.S. Opportunity Fund to incur higher brokerage costs, which may adversely affect the Dynamic U.S. Opportunity Fund’s performance, and may produce increased taxable distributions.
  Sector Risk. Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific market or economic developments. The Dynamic U.S. Opportunity Fund may be overweight in certain sectors at various times.
  Interest Rate Risk. The risks associated with the Dynamic U.S. Opportunity Fund include interest rate risk, which means that the prices of the Dynamic U.S. Opportunity Fund’s fixed income ETF investments are likely to fall if interest rates rise.
  Management Risk. Management risk is the risk that the investment process used by the Dynamic U.S. Opportunity Fund’s portfolio manager could fail to achieve the Dynamic U.S. Opportunity Fund’s investment goal and cause an investment in the Dynamic U.S. Opportunity Fund to lose value.
  Leveraged, Inverse and Inverse-Leveraged ETF Risk. If you invest in the Dynamic U.S. Opportunity Fund, you are exposed to the risks associated with leveraged, inverse and inverse-leveraged ETFs. Leveraged and inverse products are unique and involve additional risks and considerations not present in traditional investments. This includes the risk that an increase in the daily performance of an index corresponding to a leveraged, inverse and inverse-leveraged ETF will be leveraged. This means that the Dynamic U.S. Opportunity Fund’s investment in such ETF may be reduced by an amount equal to 3% for every 1% daily increase, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Dynamic U.S. Opportunity Fund’s investment. On any given day, an investment in a leveraged or inverse product may produce a return very similar to the stated objective. However, because of the structure of these products, their rebalancing methodologies, and the math of compounding, extended holdings beyond one day or month, depending on the investment objective, can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets. Further, investments in leveraged, inverse and inverse-leveraged ETFs that are held for longer periods, may have performance higher or lower than the index return times the fund multiple, due to compounding.
  Real Estate Investment Risk. The Dynamic U.S. Opportunity Fund may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies. Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.
  Commodities Risk. Investing in the commodities markets (indirectly) may subject the Dynamic U.S. Opportunity Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
  High Volatility in Rising Markets Risk. The Dynamic U.S. Opportunity Fund may invest in volatility ETFs which in periods of high volatility, the will rebalance its portfolio and decrease exposure to the stock component of the ETF and increase its exposure to cash. Due to such ETF’s increased exposure to the cash during such time periods, the Fund would not be expected to gain the full benefit of rising equity markets if such market conditions were also accompanied by high volatility.
  Derivatives Risk. The Dynamic U.S. Opportunity Fund may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. The Dynamic U.S. Opportunity Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.
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  Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Dynamic U.S. Opportunity Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Dynamic U.S. Opportunity Fund or its service providers can result in, among other things, financial losses to the Dynamic U.S. Opportunity Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Dynamic U.S. Opportunity Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Dynamic U.S. Opportunity Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Performance. The bar chart illustrates the risks of investing in the Dynamic U.S. Opportunity Fund by showing how the Dynamic U.S. Opportunity Fund’s average annual returns for each calendar year since the Dynamic U.S. Opportunity Fund’s inception compare with those of a broad measure of market performance. The Average Annual Total Returns table also demonstrates these risks by showing how the Dynamic U.S. Opportunity Fund’s average annual returns compare with those of a securities market index and an additional blended index over various periods of time. The indexes have characteristics relevant to the Dynamic U.S. Opportunity Fund’s investment strategies. The performance information provided for the periods below reflects the performance of the Fund’s prior investment adviser, AFAM Capital, Inc. (“AFAM”), and specifically the Innealta Capital division of AFAM (the “Innealta Division”). On March 27, 2018, shareholders approved the new investment advisory agreement with the Adviser which was formed through a reorganization of the Innealta Division. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Dynamic U.S. Opportunity Fund will perform in the future. Updated performance information will be available at no cost by calling the Dynamic U.S. Opportunity Fund toll-free at 1-855-USE-ETFS.

Class I Shares[2]

Calendar Year Returns as of December 31,

During the period shown in the bar chart, the best performance for a quarter was 7.23% (for the quarter ended March 31, 2016). The worst performance was -3.74% (for the quarter ended September 30, 2015).

Average Annual Total Returns for the periods ended December 31, 2017

	One Year	Five Year	Since Inception*
Class I Shares
Return Before Taxes	15.18%	5.53%	6.03%
Return After Taxes on Distributions	14.17%	4.61%	5.07%
Return After Taxes on Distributions and Sale of Fund Shares	8.80%	3.87%	4.29%
Class N Shares
Return Before Taxes	14.95%	5.29%	5.78%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	15.82%
Dynamic U.S. Opportunity Blend Index 70/30 (reflects no deduction for fees, expenses or taxes)	16.08%	11.63%	11.77%
*	The Class I and Class N shares of the Dynamic U.S. Opportunity Fund commenced operations on December 30, 2011.

[2] The returns shown in the bar chart are for Class I shares. The performance of Class N shares will differ due to differences in expenses.

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After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Dynamic U.S. Opportunity Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After tax returns are shown for only Class I Shares and after tax returns for Class N Shares will vary.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Dynamic U.S. Opportunity Blend Index 70/30 represents a blend of 70% S&P 500 Total Return Index and 30% Bloomberg Barclays US Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented.

Investment Adviser. Innealta Capital, LLC serves as the Dynamic U.S. Opportunity Fund’s investment adviser (the “Adviser”).

Portfolio Manager. The following serves as the Dynamic U.S. Opportunity Fund’s portfolio manager:

Portfolio Manager	Primary Title	With the Fund Since:
Vito Sciaraffia, Ph.D.	Chief Investment Officer and Portfolio Manager of the Adviser	October 2015

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Dynamic U.S. Opportunity Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha NE 68130), or by telephone at 1-855-USE-ETFS. Investors who wish to purchase or redeem Dynamic U.S. Opportunity Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in each share class of the Dynamic U.S. Opportunity Fund is $100,000 for Class I shares and $5,000 for and Class N shares, with a minimum subsequent investment of $1,000 for shares and Class N shares. There is no minimum subsequent investment amount for Class I shares. The Dynamic U.S. Opportunity Fund may waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information. The Dynamic U.S. Opportunity Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Dynamic U.S. Opportunity Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Dynamic U.S. Opportunity Fund and its related companies may pay the intermediary for the sale of Dynamic U.S. Opportunity Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Dynamic International Opportunity Fund

Investment Objective

The primary investment objective of the Dynamic International Opportunity Fund is capital appreciation. The Dynamic International Opportunity Fund’s investment objective is not fundamental and may be changed by the Dynamic International Opportunity Fund’s Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies

Under normal market conditions, the Dynamic International Opportunity Fund operates as a fund of funds, investing primarily in exchange traded funds (“ETFs”) that offer exposure to companies domiciled in developed emerging and frontier international markets. The Dynamic International Opportunity Fund may also invest in other categories of ETFs as described below, including those that offer exposure to domestic and international fixed income markets and those that offer exposure to alternative asset classes. The Dynamic International Opportunity Fund may also directly invest in derivative instruments such as futures contracts and options.

The Dynamic International Opportunity Fund’s strategy is based on a proprietary quantitative framework (“Quantitative Framework”) that normally advises upon potential investments in non-U.S. equity markets based on the specific risk/reward characteristics (such as corporate fundamentals, macroeconomic, and behavioral variables, including but not limited to, aggregate earnings, dividends, profitability, gross domestic product, unemployment, interest rates, volatility, and price momentum) of each individual market by investing in ETFs that seek exposure to a specific country, or region (e.g. Western Europe, Asia) or market (e.g. frontier markets, emerging markets, developed markets). The Dynamic International Opportunity Fund’s international equity exposures may include, but are not limited to ETFs that invest in common and preferred stocks of all market capitalizations, convertible securities, and rights and warrants listed on U.S. markets or non-U.S. markets. The Dynamic International Opportunity Fund invests in ETFs that seek exposure to developed and emerging and frontier markets. Such countries include but are not limited to: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Nigeria, Norway, Peru, Philippines, Poland, Portugal, Qatar, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, and the United Kingdom.

The Dynamic International Opportunity Fund may invest in ETFs that offer exposure to domestic and international fixed income securities, such as bonds issued by governments, government agencies and/or corporations as well as asset-backed securities and floating-rate securities. Such ETFs may include fixed income investments of any maturity, duration and quality, including those that are rated below investment grade “junk bonds”.

The Dynamic International Opportunity Fund may invest in ETFs that offer exposure to various alternative asset classes, such as, but not limited to, commodities, real estate, currencies, derivatives, and volatility. The Dynamic International Opportunity Fund may also invest in leveraged, inverse and inverse-leveraged ETFs in order to gain exposures to the referenced equity, fixed income and alterative asset classes. Further, the Dynamic International Opportunity Fund may invest directly in certain derivatives, namely futures and options in order to achieve desired market exposures.

Under normal market conditions, the Dynamic International Opportunity Fund allocates at least a majority and up to 100% of its assets to equity ETFs that either directly focus investments in a specific country or indirectly invest in such countries through investments in foreign markets such as regional, developed, emerging or frontier markets ETFs.

Also under normal market conditions:

  The Dynamic International Opportunity Fund will target having approximately 98% of its assets in equity, fixed income and/or alternative asset class ETFs and derivative instruments.
  The Adviser does not anticipate investing more than 25% of its assets in any equity market focused on one country.
  The Fund may be invested in any number of equity markets focused on numerous countries, including none.
  The Fund’s portfolio will be comprised primarily of equity ETFs.

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The Adviser utilizes the proprietary quantitative framework to determine a portfolio allocation to equities (direct or indirect country-representative ETFs), fixed income, or alternative asset classes under specific investment parameters, according to market indicators provided by the Adviser’s proprietary investment process. The strategy uses a proprietary quantitative framework based on economic, fundamental, risk and technical analyses that evaluate the risk/reward potential of investing in the equity markets.

To determine fit for potential investment, the Adviser reviews the assets within the ETF, in addition to the normal dollar volume liquidity of the ETF itself, in the context of: (1) the size of the market and the liquidity of the underlying asset class the ETF represents; (2) the likely size of the position the Fund intends to establish; and (3) the sophistication of the ETF provider.

A small cash position, generally 1-2% is on hand at all times for flexibility, although the Dynamic International Opportunity Fund reserves the right to invest 100% of its assets in ETFs and derivatives or have less than 98% in such investments. For defensive purposes, the Fund may be invested up to 100% in fixed income or alternative asset class ETFs.

The Dynamic International Opportunity Fund may engage in active and frequent trading and have a relatively high level of portfolio turnover compared to other mutual funds. Portfolio turnover will not be a limiting factor in making investment decisions. On a daily basis, the Adviser’s investment committee (the “Investment Committee”) analyzes variables the Adviser believes have predictive capabilities with respect to country equity performance. Where the Investment Committee finds the prospective risk-relative return of an equity-based ETF investing in a given country, region, or market to be superior to an ETF investing in the fixed income or an alternative asset class categories, then an allocation is made to the equity ETF. The Investment Committee may choose to aggregate exposures by way of regional or sub-regional ETFs in order to achieve these desired exposures. In the absence of an attractive equity exposure, the allocation is made to fixed income or alternative asset class category ETF(s). The Adviser will make decisions to transact a security based on the Quantitative Framework or if the Dynamic International Opportunity Fund’s portfolio needs to be rebalanced. Decisions by the Adviser to transact other portfolio securities will be based upon the research, recommendations, and trading signals received from the Investment Committee.

This strategy seeks to provide excess returns relative to the Dynamic International Opportunity Fund’s benchmark, the MSCI ACWI ex USA Index (USD), over periods of three years and longer, with risk levels commensurate with the level of performance, using diversification, active management, style integrity, minimized security selection risk, and cost efficiency.

The management of this Dynamic International Opportunity Fund, including the research and rationale behind specific investment decisions, may differ materially from the management of similarly named products managed by the Adviser.

Principal Risks of Investing in the Dynamic International Opportunity Fund

Before investing in the Dynamic International Opportunity Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Dynamic International Opportunity Fund. The value of your investment in the Dynamic International Opportunity Fund will go up and down with the prices of the securities in which the Dynamic International Opportunity Fund invests. The principal risks of investing in the Dynamic International Opportunity Fund are:

General Risk. Foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Dynamic International Opportunity Fund’s investments. There is risk that these and other factors may adversely affect the Dynamic International Opportunity Fund’s performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Dynamic International Opportunity Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Dynamic International Opportunity Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

“ETF Risk. Investment in an ETF carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Dynamic International Opportunity Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Dynamic International Opportunity Fund, many of which may be duplicative. The Dynamic International Opportunity Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Dynamic International Opportunity Fund generally will be higher than the cost of investing directly in ETFs.

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Equity Securities Risk. The Dynamic International Opportunity Fund invests in ETFs that hold common stock, which subjects the Dynamic International Opportunity Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting securities that do not perform as anticipated, the risk that the stock markets in which the Dynamic International Opportunity Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company in which ETFs invest, including the strength of the company’s management or the demand for its product or services. You should be aware that the value of a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services. In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations. There are overall stock market risks that may also affect the value of the Dynamic International Opportunity Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Dynamic International Opportunity Fund’s investments may increase or decrease more than the stock markets in general. Of course, the Fund is subject to these same risks to the extent that it invests directly in common stocks.

Fixed Income Securities Risk. When the Dynamic International Opportunity Fund invests in ETFs that own fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and thus the value of ETFs that own fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Dynamic International Opportunity Fund, possibly causing the Dynamic International Opportunity Fund’s share price and total return to be reduced and fluctuate more than other types of investments. In addition, the Fund may invest in ETFs that own what are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

High Yield Risk. The Dynamic International Opportunity Fund invests in ETFs that hold high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) which may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Dynamic International Opportunity Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Foreign Risk. To the extent the Dynamic International Opportunity Fund invests in foreign securities by investing in ETFs that hold foreign securities or by purchasing American Depository Receipts (“ADRs”) directly, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.

Foreign Securities and Currency Risk. To the extent that the Dynamic International Opportunity Fund invests in ETFs that hold securities of foreign companies, including ADRs, your investment is subject to foreign securities risk. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.

Emerging Markets and Frontier Markets Risk. Investments in ETFs that hold emerging markets or frontier markets instruments involve all of the risks of investing in foreign instruments; however these risks are generally heightened because emerging markets and frontier markets are in the initial stages of industrialization and have lower per capita income. Emerging markets and frontier markets are generally more volatile than the markets of developed countries with more mature economies. Emerging markets and frontier markets often provide significantly higher or lower rates of return than developed markets and carry significantly more risks to investors.

Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Dynamic International Opportunity Fund to underperform should it hold ETF investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

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Small and Medium Sized Companies Risk. To the extent the Dynamic International Opportunity Fund invests in the stocks of small and medium capitalization companies or ETFs that invest in such companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium sized companies may experience higher failure rates than do larger companies. The trading volume of securities of small and medium sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small and medium sized companies may have limited markets, product lines or financial resources and may lack management experience.

Growth Risk. The Dynamic International Opportunity Fund may invest in or ETFs that invest in companies that appear to be growth oriented. Growth companies are those that the Adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Adviser’s perceptions of an ETF’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Dynamic International Opportunity Fund’s return.

Fund of Funds Risk. The Dynamic International Opportunity Fund is a “fund of funds,” a term typically used to describe an investment company whose principal investment strategy involves investing in other investment companies, such as ETFs. Investors can invest directly in ETFs and do not have to invest through the Dynamic International Opportunity Fund. The cost of investing in the Dynamic International Opportunity Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. Investors in the Dynamic International Opportunity Fund will indirectly bear fees and expenses charged by the ETFs in which the Dynamic International Opportunity Fund invests in addition to the Dynamic International Opportunity Fund’s direct fees and expenses. The Dynamic International Opportunity Fund also will incur brokerage costs when it purchases ETFs. The ETFs in which the Dynamic International Opportunity Fund invests will not be able to replicate exactly the performance of the benchmarks they track because of transaction costs incurred in adjusting the actual balance of the securities and because the ETFs will incur expenses not incurred by their applicable benchmarks. Certain securities comprising the indices tracked by these ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable benchmarks.

Portfolio Turnover Risk. The Dynamic International Opportunity Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year. How long the Dynamic International Opportunity Fund holds a security in its portfolio is generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Dynamic International Opportunity Fund to incur higher brokerage costs, which may adversely affect the Dynamic International Opportunity Fund’s performance, and may produce increased taxable distributions. The distributions may be taxable as short-term capital gains which are taxed at ordinary income taxation rates rather than at the currently lower long-term capital gains taxation rates. It is likely that all or most of the distributions will be short-term capital gains.

Management Risk. Management risk is the risk that the investment process used by the Dynamic International Opportunity Fund’s portfolio manager could fail to achieve the Dynamic International Opportunity Fund’s investment goal and cause an investment in the Dynamic International Opportunity Fund to lose value.

Interest Rate Risk. The values of certain instruments, including bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Dynamic International Opportunity Fund, but will affect the value of the Dynamic International Opportunity Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Leveraged, Inverse and Inverse-Leveraged ETF Risk. If you invest in the Dynamic International Opportunity Fund, you are exposed to the risks associated with leveraged, inverse and inverse-leveraged ETFs. Leveraged and inverse products are unique and involve additional risks and considerations not present in traditional investments. This includes the risk that an increase in the daily performance of an index corresponding to a leveraged, inverse and inverse-leveraged ETF will be leveraged. This means that the Dynamic International Opportunity Fund’s investment in such ETF may be reduced by an amount equal to 3% for every 1% daily increase, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Dynamic International Opportunity Fund’s investment. On any given day, an investment in a leveraged or inverse product may produce a return very similar to the stated objective. However, because of the structure of these products, their rebalancing methodologies, and the math of compounding, extended holdings beyond one day or month, depending on the investment objective, can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets. Further, investments in leveraged, inverse and inverse-leveraged ETFs that are held for longer periods, may have performance higher or lower than the index return times the fund multiple, due to compounding.

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Real Estate Investment Risk. The Dynamic International Opportunity Fund may have investments in ETFs that hold securities issued by, and/or have exposure to, commercial and residential real estate companies. Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

Commodity Risk. The Dynamic International Opportunity Fund’s exposure to the commodities markets may subject the Dynamic International Opportunity Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

High Volatility in Rising Markets Risk. The Dynamic International Opportunity Fund may invest in volatility ETFs which in periods of high volatility, the will rebalance its portfolio and decrease exposure to the stock component of the ETF and increase its exposure to cash. Due to such ETF’s increased exposure to the cash during such time periods, the Fund would not be expected to gain the full benefit of rising equity markets if such market conditions were also accompanied by high volatility.

Derivatives Risk. The Dynamic International Opportunity Fund may use derivatives (including futures, options and options on futures) to enhance returns or hedge against market declines. The Dynamic International Opportunity Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Dynamic International Opportunity Fund. The use of leverage may also cause the Dynamic International Opportunity Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Dynamic International Opportunity Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Dynamic International Opportunity Fund’s share price. Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities. The use of derivatives subject to regulation by the Commodity Futures Trading Commission (“CFTC”) by underlying investment funds could cause the Dynamic International Opportunity Fund to be a commodity pool, which would require the Dynamic International Opportunity Fund to comply with certain rules of the CFTC.

Futures Risk. The Dynamic International Opportunity Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Dynamic International Opportunity Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Dynamic International

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Opportunity Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Options Risk. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Dynamic International Opportunity Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Dynamic International Opportunity Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Dynamic International Opportunity Fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Dynamic U.S. Opportunity Fund

Investment Objective

The primary investment objective of the Dynamic U.S. Opportunity Fund is capital appreciation. The Dynamic U.S. Opportunity Fund’s investment objective is not fundamental and may be changed by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies

Under normal market conditions, the Dynamic U.S. Opportunity Fund operates as a fund of funds, investing primarily in equity representative exchange-traded funds (“ETFs”) that offer exposure to domestic equity markets. The Dynamic U.S. Opportunity Fund may also invest in other categories of ETFs as described below, including those that offer exposure to domestic and international fixed income markets and those that offer exposure to alternative asset classes. The Dynamic U.S. Opportunity Fund may also directly invest in derivative instruments such as futures contracts and options.

The Dynamic U.S. Opportunity Fund’s strategy is based on a proprietary quantitative framework (“Quantitative Framework”) that normally advises upon potential investments in domestic equity markets based on the specific risk/reward characteristics (such as corporate fundamentals, macroeconomic, and behavioral variables, including but not limited to, aggregate earnings, dividends, profitability, gross domestic product, unemployment, interest rates, volatility, and price momentum) of various segments of the equity market as defined by the Global Industry Classification Structure (“GICS”). GICS is a four-tiered, hierarchical industry classification system developed in 1999 by MSCI and Standard & Poor’s for use by the global financial community; it consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. The Dynamic U.S. Opportunity Fund’s equity exposures may include, but are not limited to, ETFs that invest in common and preferred stocks of all market capitalizations, convertible securities and rights and warrants listed on U.S. markets or non-U.S. markets. The Dynamic U.S. Opportunity Fund’s investments in equity markets include, but are not limited to: Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Real Estate, Telecom Services, and Utilities. The Dynamic U.S. Opportunity Fund also may invest in industry groups, industries, and sub-industries (collectively, “sub-sectors”) of the sectors defined by GICS.

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The Dynamic U.S. Opportunity Fund may invest in ETFs that offer exposure to domestic and international fixed income securities, such as bonds issued by governments, government agencies and/or corporations as well as asset-backed securities and floating-rate securities. Such ETFs may include fixed income investments of any maturity, duration or quality, including those that are rated below investment grade “junk bonds”. Note that the fixed income allocation is intended to be primarily, but not necessarily exclusively, domestic.

The Dynamic U.S. Opportunity Fund may invest in ETFs that offer exposure to various alternative asset classes, such as, but not limited to, commodities, real estate, currencies, derivatives, and volatility. The Dynamic U.S. Opportunity Fund may also invest in leveraged, inverse and inverse-leveraged ETFs in order to gain exposures to the referenced equity, fixed income and alterative asset classes. Further, the Dynamic U.S. Opportunity Fund may invest directly in certain derivatives, namely futures and options in order to achieve desired market exposures.

At least 80% of the Dynamic U.S. Opportunity Fund’s assets will be invested in accordance with the Fund’s name, specifically in ETFs that offer exposure to U.S.-based sectors, fixed income markets, and/or alternative asset classes and derivative instruments providing exposure to such U.S. based sectors, markets or asset classes.

Under normal market conditions, the Dynamic U.S. Opportunity Fund allocates at least a majority and up to 100% of its assets to equity ETFs that focus investment either directly or indirectly in an aforementioned sector (or sub-sector) markets.

Also under normal market conditions:

  The Dynamic U.S. Opportunity Fund will target having approximately 98% of its assets in equity, fixed income and/or alternative asset class ETFs and derivative instruments.
  The Adviser does not anticipate investing generally more than 35% in any single sector or sub-sector equity market.
  The Fund may be invested in any number of sector and sub-sector equity markets, including none.
  The Fund’s portfolio will be comprised primarily of equity ETFs.

The Adviser utilizes its proprietary quantitative framework to determine a portfolio allocation to equities, fixed income, or alternative asset classes under specific investment parameters, according to market indicators provided by the Adviser’s proprietary investment process. The strategy uses a proprietary quantitative framework based on economic, fundamental, risk and technical analyses that evaluate the risk/reward potential of investing in the equity markets.

To determine fit for potential investment, the Adviser reviews the assets within the ETF, in addition to the normal dollar volume liquidity of the ETF itself, in the context of: (1) the size of the market and the liquidity of the underlying asset class the ETF represents; (2) the likely size of the position we intend to establish; and (3) the sophistication of the ETF provider.

A small cash position, generally 1-2% is on hand at all times for flexibility, although the Dynamic U.S. Opportunity Fund reserves the right to invest 100% of its assets in ETFs or have less than 98% in such investments. For defensive purposes, the Fund may be invested up to 100% in fixed income or alternative asset class ETFs.

The Dynamic U.S. Opportunity Fund may engage in active and frequent trading and have a relatively high level of portfolio turnover compared to other mutual funds. Portfolio turnover will not be a limiting factor in making investment decisions. On a daily basis, the Adviser’s investment committee (the “Investment Committee”) analyzes variables that the Adviser believes have predictive capabilities with respect to equity performance. Where the Investment Committee finds the prospective risk-relative return of an equity-based ETF investing in a given sector to be superior to that of an ETF investing in the fixed income or alternative asset class categories, an allocation is made to the equity ETF. The Investment Committee may choose to aggregate exposures in order to achieve these desired exposures. In the absence of an attractive equity exposure, the allocation is made to fixed income or alternative asset class category ETF. The Adviser will make decisions to transact a security based on the Quantitative Framework or if the Dynamic U.S. Opportunity Fund’s portfolio needs to be rebalanced. Decisions by the Adviser to transact other portfolio securities will be based upon the research, recommendations, and trading signals received from the Investment Committee.

This strategy seeks to provide excess returns relative to the Dynamic U.S. Opportunity Fund’s benchmark, the S&P 500 Index, over periods of three years and longer, with risk levels commensurate with the level of performance, using diversification, active management, style integrity, minimized security selection risk, and cost efficiency.

The management of this Dynamic U.S. Opportunity Fund, including the research and rationale behind specific investment decisions, may differ materially from the management of similarly named products managed by the Adviser.

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Principal Risks of Investing in the Dynamic U.S. Opportunity Fund

Before investing in the Dynamic U.S. Opportunity Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Dynamic U.S. Opportunity Fund. The value of your investment in the Dynamic U.S. Opportunity Fund will go up and down with the prices of the securities in which the Dynamic U.S. Opportunity Fund invests. The principal risks of investing in the Fund are:

General Risk. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Dynamic U.S. Opportunity Fund’s investments. There is risk that these and other factors may adversely affect the Dynamic U.S. Opportunity Fund’s performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Dynamic U.S. Opportunity Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

ETF Risk. Investment in an ETF carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Dynamic U.S. Opportunity Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Dynamic U.S. Opportunity Fund, many of which may be duplicative. The Dynamic U.S. Opportunity Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Dynamic U.S. Opportunity Fund generally will be higher than the cost of investing directly in ETFs.

Equity Securities Risk. The Dynamic U.S. Opportunity Fund invests in ETFs that hold common stock, which subjects the Dynamic U.S. Opportunity Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting securities that do not perform as anticipated, the risk that the stock markets in which the Dynamic U.S. Opportunity Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company in which ETFs invest, including the strength of the company’s management or the demand for its product or services. You should be aware that the value of a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services. In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations. There are overall stock market risks that may also affect the value of the Dynamic U.S. Opportunity Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Dynamic U.S. Opportunity Fund’s investments may increase or decrease more than the stock markets in general. Of course, the Dynamic U.S. Opportunity Fund is subject to these same risks to the extent that it invests directly in common stocks.

Fixed Income Securities Risk. When the Dynamic U.S. Opportunity Fund invests in ETFs that own fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and thus the value of ETFs that own fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Dynamic U.S. Opportunity Fund, possibly causing the Dynamic U.S. Opportunity Fund’s share price and total return to be reduced and fluctuate more than other types of investments. In addition, the Fund may invest in ETFs that own what are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

High Yield Risk. The Dynamic U.S. Opportunity Fund invests in ETFs that hold high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) which may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Dynamic U.S. Opportunity Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Dynamic U.S. Opportunity Fund to underperform should it hold ETF investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

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Small and Medium Sized Companies Risk. To the extent the Dynamic U.S. Opportunity Fund invests in the stocks of small and medium capitalization companies or ETFs that invest in such companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium sized companies may experience higher failure rates than do larger companies. The trading volume of securities of small and medium sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small and medium sized companies may have limited markets, product lines or financial resources and may lack management experience.

Growth Risk. The Dynamic U.S. Opportunity Fund may invest in ETFs that invest in companies that appear to be growth oriented. Growth companies are those that the adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Dynamic U.S. Opportunity Fund’s return.

Fund of Funds Risk. The Dynamic U.S. Opportunity Fund is a “fund of funds,” a term typically used to describe an investment company whose principal investment strategy involves investing in other investment companies, such as ETFs. Investors can invest directly in ETFs and do not have to invest through the Dynamic U.S. Opportunity Fund. The cost of investing in the Dynamic U.S. Opportunity Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. Investors in the Dynamic U.S. Opportunity Fund will indirectly bear fees and expenses charged by the ETFs in which the Dynamic U.S. Opportunity Fund invests in addition to the Dynamic U.S. Opportunity Fund’s direct fees and expenses. The Dynamic U.S. Opportunity Fund also will incur brokerage costs when it purchases ETFs. The ETFs in which the Dynamic U.S. Opportunity Fund invests will not be able to replicate exactly the performance of the benchmarks they track because of transaction costs incurred in adjusting the actual balance of the securities and because the ETFs will incur expenses not incurred by their applicable benchmarks. Certain securities comprising the indices tracked by these ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable benchmarks.

Sector Risk. Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of its assets in ETFs and stock in a particular sector, the Dynamic U.S. Opportunity Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. The sectors in which the Dynamic U.S. Opportunity Fund may be over-weighted will vary.

Management Risk. Management risk is the risk that the investment process used by the Dynamic U.S. Opportunity Fund’s portfolio manager could fail to achieve the Dynamic U.S. Opportunity Fund’s investment goal and cause an investment in the Dynamic U.S. Opportunity Fund to lose value.

Interest Rate Risk. The values of certain instruments, including bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Dynamic U.S. Opportunity Fund, but will affect the value of the Dynamic U.S. Opportunity Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Leveraged, Inverse and Inverse-Leveraged ETF Risk. If you invest in the Dynamic U.S. Opportunity Fund, you are exposed to the risks associated with leveraged, inverse and inverse-leveraged ETFs. Leveraged and inverse products are unique and involve additional risks and considerations not present in traditional investments. This includes the risk that an increase in the daily performance of an index corresponding to a leveraged, inverse and inverse-leveraged ETF will be leveraged. This means that the Dynamic U.S. Opportunity Fund’s investment in such ETF may be reduced by an amount equal to 3% for every 1% daily increase, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Dynamic U.S. Opportunity Fund’s investment. On any given day, an investment in a leveraged or inverse product may produce a return very similar to the stated objective. However, because of the structure of these products, their rebalancing methodologies, and the math of compounding, extended holdings beyond one day or month, depending on the investment objective, can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets. Further, investments in leveraged, inverse and inverse-leveraged ETFs that are held for longer periods, may have performance higher or lower than the index return times the fund multiple, due to compounding.

Real Estate Investment Risk. The Dynamic U.S. Opportunity Fund may have investments in ETFs that hold securities issued by, and/or have exposure to, commercial and residential real estate companies. Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or

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condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

Commodity Risk. The Dynamic U.S. Opportunity Fund’s exposure to the commodities markets may subject the Dynamic U.S. Opportunity Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

High Volatility in Rising Markets Risk. The Dynamic U.S. Opportunity Fund may invest in volatility ETFs which in periods of high volatility, the will rebalance its portfolio and decrease exposure to the stock component of the ETF and increase its exposure to cash. Due to such ETF’s increased exposure to the cash during such time periods, the Dynamic U.S. Opportunity Fund would not be expected to gain the full benefit of rising equity markets if such market conditions were also accompanied by high volatility.

Derivatives Risk. The Dynamic U.S. Opportunity Fund may use derivatives (including futures, options and options on futures) to enhance returns or hedge against market declines. The Dynamic U.S. Opportunity Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Dynamic U.S. Opportunity Fund. The use of leverage may also cause the Dynamic U.S. Opportunity Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Dynamic U.S. Opportunity Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Dynamic U.S. Opportunity Fund’s share price. Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities. The use of derivatives subject to regulation by the Commodity Futures Trading Commission (“CFTC”) by underlying investment funds could cause the Dynamic U.S. Opportunity Fund to be a commodity pool, which would require the Dynamic U.S. Opportunity Fund to comply with certain rules of the CFTC.

Futures Risk. The Dynamic U.S. Opportunity Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Dynamic U.S. Opportunity Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Dynamic U.S. Opportunity Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Options Risk. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The

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buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Portfolio Turnover Risk. The Dynamic U.S. Opportunity Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year. How long the Dynamic U.S. Opportunity Fund holds a security in its portfolio is generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Dynamic U.S. Opportunity Fund to incur higher brokerage costs, which may adversely affect the Dynamic U.S. Opportunity Fund’s performance, and may produce increased taxable distributions. The distributions may be taxable as short-term capital gains which are taxed at ordinary income taxation rates rather than at the currently lower long-term capital gains taxation rates. It is likely that all or most of the distributions will be short-term capital gains.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Dynamic U.S. Opportunity Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Dynamic U.S. Opportunity Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Dynamic U.S. Opportunity Fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Securities Lending

To generate additional income, each Fund may lend its portfolio securities to qualified banks, broker-dealers and financial institutions (referred to as “borrowers”), provided that: (i) the loan is continuously secured by collateral in cash, cash equivalents, bank letters of credit or U.S. Government securities equal to at least 100% of the value of the loaned securities, and such collateral must be valued, or “marked to market,” daily (borrowers are required to furnish additional collateral to the Fund as necessary to fully cover their obligations); (ii) the loan may be recalled at any time by the Fund and the loaned securities be returned; (iii) the Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (iv) the aggregate value of the loaned securities will not exceed 33 1/3% of the Fund’s total assets. The Fund generally retains part or all of the interest received on investment of the cash collateral or receives a fee from the borrower. While this practice will not impact each Fund’s principal investment strategy, it does subject the Funds to the securities lending risk described in this Prospectus.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, the Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Fund will only enter into portfolio loans after a review of all pertinent factors by the Adviser under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Adviser. The Board of Trustees has a fiduciary obligation to recall a loan in time to vote proxies if fund management has knowledge of a material vote respect to the loaned securities and each Fund will attempt to recall a loaned security to permit the exercise of voting or consent rights if the matter involved would have a material effect on the Fund’s investment in the security. The costs of securities lending are not reflected in the “Annual Fund Operating Expenses” table or “Expense Example” above.

Securities Lending Risk. Each Fund may lend their portfolio securities to financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund receive cash collateral from the borrower equal to no less than 100% of the market value of the securities loaned. Each Fund may invest this cash collateral in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a Fund will lose money from the investment of the cash collateral. Borrower default risk is the risk that a Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Portfolio Holdings Information

A description of the policies and procedures with respect to the disclosure of a Fund’s portfolio holdings for the Dynamic International Opportunity Fund and Dynamic U.S. Opportunity Fund (each a “Fund” and collectively the “Funds”) is available in the Funds’ SAI.

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Management of the Funds

The Adviser

The Trust on behalf of the Funds has entered into an Investment Advisory Agreement (“Advisory Agreement”) with Innealta Capital, LLC, located at 12117 FM 2244 Building 3, Suite 170 Austin, TX 78738, under which the Adviser manages each Fund’s investments subject to the supervision of the Board of Trustees. Under the Advisory Agreement, each Fund compensates the Adviser for its investment advisory services at the annual rate of 1.00% of the Fund’s average daily net assets, payable on a monthly basis.

Fund Expenses. Each Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and each Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Funds to ensure that the total amount of Fund operating expenses excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.49% and 1.24% of each Fund’s average net assets for Class N and Class I shares respectively, through March 31, 2019, subject thereafter to annual re-approval of the agreement by the Board of Trustees. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees. For the most recent fiscal year ended November 30, 2017, the Adviser received an advisory fee net of fee waivers and expense reimbursements equal to 0.81% of the Dynamic International Opportunity Fund’s average daily net assets and 0.68% of the Dynamic U.S. Opportunity Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement for the Funds will be available in the Funds’ semi-annual report to shareholders dated May 31, 2018.

Portfolio Manager

Vito Sciaraffia, Ph.D. is the Chief Investment Officer of Innealta Capital, LLC. He is responsible for ensuring prudent management of all Innealta client assets, designing novel quantitative strategies, and leading the research activities of the investment team. Dr. Sciaraffia’s present role both emphasizes and builds upon his professional experience, focused heavily on the quantitative evaluation of equity securities and financial markets. In addition, he is actively involved with clients through conference presentations, webinars, and written market commentaries. Dr. Sciaraffia has been in the financial industry since 2004. His previous work experience includes: Senior Researcher on the Strategy Research Team at Dimensional Fund Advisors, Management Associate in the Investment Banking Division at Citigroup, and member of the Market Risk Team at JP Morgan. While at Dimensional, Dr. Sciaraffia conducted empirical asset pricing research, wrote research papers, enhanced the design of investment strategies, and collaborated with their marketing and sales departments by delivering technical presentations to various clients.

Additionally, Dr. Sciaraffia serves as Clinical Professor of Finance at the McCombs School of Business of the University of Texas at Austin, where he focuses his research on empirical asset pricing and teaches the quantitative investment strategy course for graduate students. He earned his Ph.D. in business administration from the Haas School of Business at the University of California, Berkeley. In addition, he has an MA in Mathematics with an emphasis in stochastic processes and an MS in Business from the University of California, Berkeley, an MBA and an M.S. in Finance from the University of Chile, and a B.S. in Economics and Management from the Catholic University of Chile.

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Shareholder Information

Choosing a Share Class

The Trust has adopted a multiple class plan that allows each Fund to offer one or more classes of shares. Each Fund has registered three classes of shares – Class A shares, Class I shares and Class N shares. Currently, only Class I and Class N shares are being offered. The different classes of shares represent investments in the same portfolio of securities, but the classes generally offered through different distribution channels and are subject to different expenses and may have different share prices as outlined below:

•	Class I shares are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund.
•	Class N shares are sold without an initial sales charge, but are subject to a 0.25% Rule 12b-1 distribution and servicing fee. Class N shares are generally offered through financial intermediary platforms, including, but not limited to, asset allocation, mutual fund wrap, or other discretionary and non-discretionary fee-based investment advisory programs, as well as directly from the Funds’ distributor.

More About Class I Shares

Class I shares may be purchased without the imposition of any sales charges. Each Fund offers Class I shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs. In these programs financial intermediaries have made arrangements with the Funds and are authorized to buy and sell shares of the Funds that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Funds. Class I shares are sold at NAV without an initial sales charge, and are not subject to 12b-1 distribution fees. The minimum initial investment in Class I shares of a Fund is $100,000.

More About Class N Shares

Class N shares of a Fund are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class N shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Funds and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class N shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class N shares of the Funds is $5,000. The minimum subsequent investment in Class N shares of the Funds is $1,000.

Share Price

Shares of the Fund are sold at net asset value (“NAV”). The NAV of the Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

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If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or sub-Advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

How to Purchase Shares

Each Fund offers two share classes so that you can choose the class that best suits your investment needs: Class N and Class I shares. The main differences between the classes are the ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in a Fund represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Purchase by Mail. To purchase a Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “Dynamic International Opportunity Fund” or “Dynamic U.S. Opportunity Fund” as applicable to:

via Regular mail:	via Overnight mail:
Gemini Fund Services, LLC	Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Purchase through Brokers. You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

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Purchase by Wire. If you wish to wire money to make an investment in a Fund, please call the Fund at 1-855-USE-ETFS for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan. You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $250 on specified days of each month into your established Fund account. Please contact the Funds at 1-855-USE-ETFS for more information about the Funds’ Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at the Funds’ discretion.

The Funds, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Dynamic International Opportunity Fund” or “Dynamic U.S. Opportunity Fund.” The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any check returned to the transfer agent for insufficient funds.

Anti-Money Laundering Program. The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 1-855-USE-ETFS.

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How to Redeem Shares

The Funds typically expect that it will take up to 7 days following the receipt of your redemption request to pay out redemptions from cash, cash equivalents, proceeds from the sale of the applicable Fund shares, any line of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular mail:	via Overnight mail:
Dynamic International Opportunity Fund	Dynamic International Opportunity Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Or

via Regular mail:	via Overnight mail:
Dynamic U.S. Opportunity Fund	Dynamic U.S. Opportunity Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to a Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-855-USE-ETFS. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of a Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $5,000, you may participate in the Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Funds at 1-855-USE-ETFS for more information about the Funds’ Automatic Withdrawal Plan.

Redemptions in Kind: The Funds reserve the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of a Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by a Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash and the shareholder will bear market risk until the securities are converted to cash.

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When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         The request must identify your account number;

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to a Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with a Fund;
•	you request that a redemption be mailed to an address other than that on record with a Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $3,000 for Class N shares and $20,000 for Class I shares, the Fund may notify you that, unless the account is brought up to at least $5,000 for Class N shares or $50,000 for Class I shares within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below required minimum due to a decline in NAV.

Converting Shares: Subject to the requirements set forth below, you may be eligible to convert your Class N or Class I shares to another share class within the same Fund.

•	If you hold Class N shares and are eligible to purchase Class I shares, as described above in the section entitled Class I shares, you may be eligible to convert your Class N shares to Class I shares of the same Fund.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Please contact your financial advisor or the Funds directly at 1-855-USE-ETFS to request a conversion. A self-directed conversion is subject to the discretion of the Adviser to permit or reject. A conversion between share classes of the same Fund is not a taxable event.

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Redemption Fee

Each Fund will deduct a 2% redemption fee on the redemption amount if you sell your shares less than 60 days after purchase or shares held less than 60 days are redeemed for failure to maintain a Fund’s balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 60 days or more are not subject to the 2% fee. Redemption fees are paid to a Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

•	Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
•	Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
•	Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
•	Involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
•	Redemptions or exchanges due to the death or disability of a shareholder, pursuant to a qualified domestic relations order or divorce decree, or similar situations where the Fund, in its discretion, believes it is appropriate in the circumstances.

Each Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 30 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Tools to Combat Frequent Transactions

Each Fund discourages and does not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;”
•	Rejecting or limiting specific purchase requests; and
•	Charging a 2% redemption charge if shares are held less than 60 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, a Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to a Fund to help offset any cost associated with such short-term trading. Each Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds’ Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into a Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of a Fund.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

30

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in a Fund, the Funds are limited in its ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Funds’ redemption fee and monitoring trading activity for what might be market timing, a Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If a Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Householding. To reduce expenses, the Funds mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-USE-ETFS on days the Fund is open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

Distribution of Fund Shares

The Distributor

Northern Lights Distributors, LLC (the “Distributor”) is located at 17605 Wright Street, Omaha, NE 68130, and serves as distributor and principal underwriter to the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution and Shareholder Servicing (12b-1) Plans

Each Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “12b-1 Plans”) under the 1940 Act for Class N shares. Under the 12b-1 Plans, the Funds are authorized to pay the Funds’ distributor, or such other entities as approved by the Board of Trustees, a fee for the promotion and distribution of the Funds and the provision of personal services to shareholders. The maximum amount of the fee authorized is 0.25% of the Funds’ average daily net assets annually for Class N shares. The distributor may pay any or all amounts received under the 12b-1 Plans to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

In addition to the fees paid under the 12b-1 Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Additional Compensation to Financial Intermediaries

The distributor, its affiliates and the Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

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Distributions and Taxes

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Any dividends are declared and paid quarterly in March, June, September, and December. Any capital gains are declared and paid annually, usually in December. Both distributions will be reinvested in shares of the respective Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to a Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). You should consult your own independent tax advisors to determine the tax consequences of owning the Fund’s shares.

Other Reporting and Withholding Requirements. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income and dividends paid by a Fund and (b) certain capital gain distributions and the gross proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it either enters into a valid agreement with the IRS or otherwise complies with the specific requirements and provisions of an applicable intergovernmental agreement, in each case to, among other requirements, to collect and report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

32

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by BBD, LLP whose report, along with each Fund’s financial statements, are included in each Fund’s November 30, 2017 annual report, which is available at no charge upon request.

Dynamic International Opportunity Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year.

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.66	$9.24	$10.37	$10.33	$10.78
Activity from investment operations:
Net investment income(1)	0.11	0.15	0.19	0.15	0.22
Net realized and unrealized gain/(loss) on investments	1.90	0.46	(1.08)	0.18	(0.28)
Total from investment operations	2.01	0.61	(0.89)	0.33	(0.06)
Less distributions from:
Net investment income	(0.09)	(0.16)	(0.23)	(0.16)	(0.24)
Net realized gains	—	—	(0.01)	(0.13)	(0.15)
Return of capital	—	(0.03)	—	—	—
Total distributions	(0.09)	(0.19)	(0.24)	(0.29)	(0.39)
Paid in capital from redemption fees(6)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$11.58	$9.66	$9.24	$10.37	$10.33
Total return(2)	20.99%	6.67%	(8.76)%	3.29%	(0.54)%
Net assets, at end of year (000s)	$93,113	$36,253	$36,456	$52,045	$33,902
Ratio of gross expenses to average net assets(3)(4)	1.43%	1.94%	1.77%	1.54%	1.47%
Ratio of net expenses to average net assets(4)	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets(4)(5)	0.97%	1.62%	1.96%	1.50%	2.08%
Portfolio turnover rate	51%	120%	137%	143%	178%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(4)	Does not include the expenses of other investment companies in which the Fund invests.
(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Amount represents less than $0.005 per share.

33

Dynamic International Opportunity Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year.

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.64	$9.24	$10.37	$10.33	$10.77
Activity from investment operations:
Net investment income(1)	0.07	0.15	0.17	0.17	0.20
Net realized and unrealized gain/(loss) on investments	1.92	0.42	(1.09)	0.14	(0.28)
Total from investment operations	1.99	0.57	(0.92)	0.31	(0.08)
Less distributions from:
Net investment income	(0.07)	(0.14)	(0.20)	(0.14)	(0.21)
Net realized gains	—	—	(0.01)	(0.13)	(0.15)
Return of capital	—	(0.03)	—	—	—
Total distributions	(0.07)	(0.17)	(0.21)	(0.27)	(0.36)
Paid in capital from redemption fees	0.00 (6)	0.00 (6)	0.00 (6)	0.00 (6)	0.00 (6)
Net asset value, end of year	$11.56	$9.64	$9.24	$10.37	$10.33
Total return(2)	20.73%	6.31%	(8.98)%	3.02%	(0.77)%
Net assets, at end of year (000s)	$22,580	$7,734	$11,356	$15,958	$26,465
Ratio of gross expenses to average net assets(3)(4)	1.68%	2.19%	2.02%	1.79%	1.72%
Ratio of net expenses to average net assets(4)	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to average net assets(4)(5)	0.66%	1.54%	1.71%	1.56%	1.83%
Portfolio turnover rate	51%	120%	137%	143%	178%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(4)	Does not include the expenses of other investment companies in which the Fund invests.
(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Amount represents less than $0.005 per share.

34

Dynamic U.S. Opportunity Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year.

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.85	$9.65	$10.29	$10.10	$10.66
Activity from investment operations:
Net investment income(1)	0.05	0.30	0.21	0.18	0.22
Net realized and unrealized gain/(loss) on investments	1.73	1.15	(0.62)	0.20	(0.43)
Total from investment operations	1.78	1.45	(0.41)	0.38	(0.21)
Less distributions from:
Net investment income	(0.06)	(0.25)	(0.23)	(0.19)	(0.24)
Net realized gains	—	—	—	—	(0.11)
Total distributions	(0.06)	(0.25)	(0.23)	(0.19)	(0.35)
Paid in capital from redemption fees	0.01	0.00 (6)	0.00 (6)	0.00 (6)	0.00 (6)
Net asset value, end of year	$12.58	$10.85	$9.65	$10.29	$10.10
Total return(2)	16.56%	15.19%	(4.03)%	3.76%	(1.97)%
Net assets, at end of year (000s)	$51,262	$19,345	$12,015	$16,991	$31,199
Ratio of gross expenses to average net assets(3)(4)	1.56%	2.31%	2.13%	1.84%	1.45%
Ratio of net expenses to average net assets(4)	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets(4)(5)	0.41%	2.94%	2.05%	1.67%	2.16%
Portfolio turnover rate	220%	298%	153%	94%	118%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(4)	Does not include the expenses of other investment companies in which the Fund invests.
(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Amount represents less than $0.005 per share.

35

Dynamic U.S. Opportunity Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year.

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.85	$9.65	$10.29	$10.10	$10.64
Activity from investment operations:
Net investment income(1)	0.02	0.13	0.18	0.15	0.21
Net realized and unrealized gain/(loss) on investments	1.74	1.29	(0.62)	0.20	(0.43)
Total from investment operations	1.76	1.42	(0.44)	0.35	(0.22)
Less distributions from:
Net investment income	(0.04)	(0.22)	(0.20)	(0.16)	(0.21)
Net realized gains	—	—	—	—	(0.11)
Total distributions	(0.04)	(0.22)	(0.20)	(0.16)	(0.32)
Paid in capital from redemption fees	0.01	0.00 (6)	0.00 (6)	0.00 (6)	0.00 (6)
Net asset value, end of year	$12.58	$10.85	$9.65	$10.29	$10.10
Total return(2)	16.31%	14.90%	(4.28)%	3.49%	(2.12)%
Net assets, at end of year (000s)	$16,892	$6,448	$7,441	$10,097	$13,652
Ratio of gross expenses to average net assets(3)(4)	1.82%	2.56%	2.38%	2.09%	1.70%
Ratio of net expenses to average net assets(4)	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to average net assets(4)(5)	0.19%	1.31%	1.81%	1.42%	1.91%
Portfolio turnover rate	220%	298%	153%	94%	118%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(4)	Does not include the expenses of other investment companies in which the Fund invests.
(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Amount represents less than $0.005 per share.
36

Privacy Policy

Rev. July 2015
FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-402-493-4603

37

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes—information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•         CLS Investments, LLC

•         NorthStar Financial Services Group, LLC

•         NorthStar CTC Holdings, Inc.

•         NorthStar Topco, LLC

•         Blu Giant, LLC

•         Gemini Fund Services, LLC

•         Gemini Alternative Funds, LLC

•         Gemini Hedge Fund Services, LLC

•         Northern Lights Compliance Services, LLC

•         Northern Lights Distributors, LLC

•         Orion Advisor Services, LLC

•         Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

38

Investment Adviser

Innealta Capital, LLC

12117 FM 2244 Building 3, Suite 170

Austin, TX 78738

Independent Registered Public Accounting Firm

BBD LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

Legal Counsel

Alston & Bird, LLP

950 F Street NW

Washington, D.C. 20004

Custodian

MUFG Union Bank, National Association

400 California Street

San Francisco, CA 94104

Transfer Agent, Fund Accountant and Fund Administrator

Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

Dynamic International Opportunity Fund

Dynamic U.S. Opportunity Fund

each a series of the Northern Lights Fund Trust II

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Funds’ investments will also be available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or make general inquiries about the Funds by calling the Funds (toll-free) at 1-855-USE-ETFS, or by writing to:

Dynamic International Opportunity Fund or

Dynamic U.S. Opportunity Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Information is also available at www.innealtafunds.com.

You can review and copy information, including the Funds’ reports and SAI, at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Funds are also available:

  free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
  for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

_____________________________________________________

(The Trust’s SEC Investment Company Act file number is 811-22549)

Statement of Additional Information

Dated: April 1, 2018

Dynamic International Opportunity Fund

Class I Shares (Symbol: ICCIX)

Class N Shares (Symbol: ICCNX)

Dynamic U.S. Opportunity Fund

Class I Shares (Symbol: ICSIX)

Class N Shares (Symbol: ICSNX)

This Statement of Additional Information (“SAI”) provides general information about the Dynamic International Opportunity Fund and the Dynamic U.S. Opportunity Fund, each a series of Northern Lights Fund Trust II (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Funds’ current prospectus for Class I and Class N shares dated April 1, 2018 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. This SAI incorporates by reference the Funds’ Annual Report for the fiscal period ended November 30, 2017. To obtain a copy of the Prospectus or the Annual or Semi-Annual Report, free of charge, please write or call the Fund at the address or telephone number below:

Dynamic International Opportunity Fund or

Dynamic U.S. Opportunity Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

1-855-USE-ETFS

---------------------------------

TABLE OF CONTENTS

---------------------------------

The Trust	1
Investment Policies, Strategies and Associated Risks	2
Fundamental Investment Limitations	13
Management of the Fund	14
Board of Trustees	14
Board Leadership Structure	14
Trustees and Officers	16
Board Committees	19
Trustee Compensation	19
Control Persons and Principal Shareholders	20
Investment adviser	21
Portfolio Manager	25
Other Service Providers	26
Distribution of Fund Shares	30
12b-1 Distribution and Shareholder SErvicing Plans	30
Portfolio Transactions and Brokerage	32
Portfolio Turnover	33
Code of Ethics	34
Proxy Voting Procedures	34
Anti-Money Laundering Compliance Program	35
Portfolio Holdings Information	35
Determination of Net Asset Value	37
Financial Statements	45
APPENDIX “A” RATINGS DEFINITIONS	46
APPENDIX “B” INNEALTA Capital, LLC Proxy Voting Policy	62

The Trust

Each of the Dynamic International Opportunity Fund and the Dynamic U.S. Opportunity Fund (each a “Fund” and collectively the “Funds”) is a series of Northern Lights Fund Trust II, (the “Trust”) a Delaware statutory trust, organized on August 26, 2010. The Funds commenced operations on December 30, 2011.

The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Funds may issue an unlimited number of shares of beneficial interest. All shares of the Funds have equal rights and privileges.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Funds is entitled to participate equally with other shares (i) in dividends and distributions declared by the Funds and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Fund is a diversified series of the Trust.  The Funds’ investment objectives, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.

Each Fund has registered three classes of shares: Class A shares, Class N shares and Class I shares. Each share class represents an interest in the same assets of each Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  Each share of the Funds is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Funds is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by a Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. Currently, only Class I and Class N shares of each Fund are being offered for sale.

Under the Trust’s Amended Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

Innealta Capital, LLC (the “Adviser”) serves as the investment adviser to the Funds.

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Investment Policies, Strategies and Associated Risks

The investment objective of each Fund is long-term capital appreciation. The investment objective of the Funds and the descriptions of the Funds’ principal investment strategies are set forth under “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” in the Prospectus. Each Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust, although the Funds will provide shareholders with notice of any change to a Fund’s investment objectives at least 60 days prior to such change.

The following pages contain more detailed information about the types of instruments in which the Funds may invest, strategies the Adviser may employ in pursuit of the Funds’ investment objective and a summary of related risks.

To the extent a type of investment is not discussed in the section titled “Principal Investment Strategies” in the Funds’ Prospectus, such type of investment is not used by a Fund in executing its principal investment strategies.

Equity Securities. The Funds may invest in equity securities and ETFs that hold equity securities such as common stock, preferred stock, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Equity securities also include SPDRs (S&P Depositary Receipts, known as “Spiders”), DIAMONDS, QQQQs and a number of other exchange traded funds (“ETFs”). SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holdings consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. The Fund may also invest in a variety of other exchange traded funds, including, but not limited to, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500 and streetTRACKS. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, the Fund may invest in new exchange traded shares as they become available.

Futures.

General. Each Fund may use certain futures contracts and may invest in ETFs that use certain futures contracts (sometimes referred to as “futures”).

The use of futures is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, a Fund’s ability to use futures will be limited by tax considerations. Pursuant to a claim for exemption filed with the National Futures Association on behalf of a Fund, a Fund is not deemed to be a commodity pool operator

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or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act. In addition to the instruments, strategies and risks described below and in the Prospectus, the Funds’ Adviser may discover additional opportunities in connection with futures and other similar or related techniques. These new opportunities may become available as the Adviser develop new techniques, as regulatory authorities broaden the range of permitted transactions. The Adviser may utilize these opportunities to the extent that they are consistent with each Fund’s investment objective and permitted by each Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The Fund purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade and certain foreign exchanges.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to approximately 10% or less of the contract value. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When a Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund was unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

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Risks of Futures Contracts. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Foreign Securities. The Funds may invest in foreign equity securities including American Depositary Receipts (“ADRs”) and ETFs that hold foreign securities. ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. ADRs are subject to risks similar to those associated with direct investment in foreign securities.

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an adviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Short Sales. The Funds may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace

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the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund’s custodian of cash or liquid assets equal to (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

The Funds may also sell short “against the box”. Short sales “against the box” are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Securities Lending. The Funds may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the staff of the U.S. Securities and Exchange Commission (the “SEC”) that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Restricted and Illiquid Securities. The portfolio of the Funds may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, non-publicly offered securities and restricted securities. Restricted securities are securities where the resale of which is subject to

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legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. The Fund will not, however, invest more than 10% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality’s right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

Corporate Debt Securities. Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

Fixed Income Securities. The Funds may invest in directly and invest in ETFs that invest in all types of fixed income securities, including when-issued, delayed delivery, or forward commitment basis. Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Fund’s investments in fixed income securities may fall when interest rates rise.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

Financial Services Industry Obligations. The Funds may invest in each of the following obligations of the financial services industry:

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     (1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

     (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

     (3) Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Repurchase Agreements. The Funds may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government (“U.S. Government Obligations”). A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

Borrowing. Each Fund is permitted to borrow money up to one-third of the value of its total assets. Borrowing is a speculative technique that increases both investment opportunity and a Fund’s ability to achieve greater diversification. However, it also increases investment risk. Because a Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, a Fund’s net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. In the event that a Fund engages in any borrowings and such borrowings exceed the limits of Section 18 of the 1940 Act, the Fund will reduce its borrowings within three days in order to comply with such limits.

Options Transactions. The Funds may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of

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the index; or (b) the Fund will segregate with the custodian liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

Other Investment Companies. The Funds may invest up to 100% of its net assets in shares of other investment companies, including money market mutual funds, other mutual funds or exchange traded funds (“ETFs”). The Funds’ investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. Each Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the SEC and approved by the Board of Trustees. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. SEC Rule 12d1-3 provides, however, that the Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2% provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) rules.

If a Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market

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for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost.

Exchange-Traded Funds. An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. The portfolios of ETFs generally consist of common stocks that closely track the performance and dividend yield of specific securities indices, either broad market, sector or international. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of stocks in a single security. Although index mutual funds are similar, they are generally sold and redeemed only once per day at market close. Broad securities market index ETFs include Standard & Poor’s Depository Receipts (“SPDRs”), which are interests in a unit investment trust representing an undivided interest in a portfolio of all of the common stocks of the S&P 500 Index. The ETFs in which the Fund invests are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which the Fund invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk.

Special Note Regarding the Correlation Risks of Leveraged, Inverse and Inverse-Leveraged ETFs. As discussed in the Prospectus, each Fund may invest in Leveraged, Inverse and Inverse-Leveraged ETFs which are “leveraged” in the sense that each has an investment objective to match a multiple of the performance of an index on a given day. The Fund is subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from the ETF’s use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of an ETF to be either greater than, or less than, the index performance times the stated multiple in the fund objective.

The Funds’ return for periods longer than one day is primarily a function of the following: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other fund expenses; e) dividends paid by companies in the index; and f) period of time. The fund performance for the Fund can be estimated given any set of assumptions for the factors described above.

Exchange-Traded Notes. Each Fund may invest in exchange-traded notes (“ETNs”). An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publically traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its net asset value; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

Commodity Pools. The Funds may seek to gain exposure to commodities and commodity markets. Commodities include a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper) and softs (e.g., cocoa, coffee and sugar). Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics and factors affecting a particular industry or commodity,

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such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs and international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments and political and economic instability, in commodity-producing and commodity-exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The Funds may invest in commodities indirectly through pooled investment vehicles that hold commodities, commodities-based derivatives or financial instruments where the reference asset is a commodity or commodity index. The Funds’ investments in commodities or commodity-linked instruments may expose such Fund to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of a Fund’s securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries may have a direct effect on the market value of commodities and the companies that engage in related businesses. Pooled investment vehicles may use commodities-based derivatives that are leveraged and therefore may magnify or otherwise increase investment losses to a Fund. The Funds may primarily utilize pooled investment vehicles that hold commodity-linked instruments in order to maintain exposure to the commodities sector.

The ability of a Fund to invest indirectly in commodities and certain commodity-related instruments and in certain ETFs and other pooled investment vehicles investing in commodities or commodity-related instruments, may be significantly limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal tax purposes.

Temporary and Cash Investments

Under normal market conditions, the Funds will stay fully invested according to its principal investment strategies as noted above. The Funds, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Funds not achieving its investment objectives during that period.

For longer periods of time, the Funds may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested. To the extent that the Funds use a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

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The Funds may invest in any of the following securities and instruments:

Money Market Mutual Funds. The Funds may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. A Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

Your cost of investing in the Funds will generally be higher than the cost of investing directly in the underlying money market mutual fund shares. You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided

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profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or “A” or higher by Moody’s.

Real Estate Companies. The Funds may make investments in the securities of real estate companies, which are regarded as those which derive at least 50% of their respective revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or have at least 50% of their respective assets in such real estate. Such investments include common stocks (including real estate investment trust (“REIT”) shares, see “Real Estate Investment Trusts” below),rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents a significant element of the securities’ value, and preferred stocks.

Real Estate Investment Trusts. The Funds may make investments in REITs. REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Additional Risks

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Funds from using such instruments as part of its investment strategy, and could ultimately prevent the Funds from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate

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separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Funds, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Funds to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

Fundamental Investment Limitations

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities of the Fund,” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

Each Fund may not:

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that a Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;
2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;
3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);
4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate or real estate acquired as a result of such investments. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);
5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);
6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;
7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities; or
8.	Make an investment unless 75% of the value of that Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other
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securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized.

The following lists the non-fundamental investment restrictions applicable to the Funds. These restrictions can be changed by the Board of Trustees, but the change will only be effective after notice is given to shareholders of the Fund.

The Funds may not:

  Invest in other investment companies (including affiliated investment companies) except to the extent permitted by the Investment Company Act of 1940 (“1940 Act”) or exemptive relief granted by the SEC. Notwithstanding this or any other limitation, the Funds may invest all of their investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company; or
  Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice; or
  Invest in other investment companies advised by the same investment adviser as the Funds or in investment companies advised by affiliates of such adviser.

Except with respect to borrowing and illiquid securities, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Management of the Fund

Board of Trustees

The management and affairs of the Funds are supervised by the Board of Trustees. The Board of Trustees consists of five individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.

Board Leadership Structure

The Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.  Mr. Nielsen is an interested person by virtue of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor), Northern Lights Compliance Services, LLC (the Funds’ Compliance provider) and Blu Giant, LLC (the Funds’ Edgar and printing service provider). The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees.   Under certain 1940 Act governance guidelines that apply to the Trust,

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the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that (i) its Chairman, (ii) Keith Rhoades, the independent chair of the Audit Committee, and, (iii) as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder. The Independent Trustees have selected Anthony Lewis as the Lead Independent Trustee.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth below. The Board of Trustees reviews its leadership structure regularly. The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the funds that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the funds individually. The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s series. For these reasons, the Board of Trustees believes that its leadership structure is appropriate.

Board Responsibilities

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s series. The Trust’s Audit Committee assists with this oversight function. The Board of Trustees’ oversight extends to the Trust’s risk management processes. Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Investment advisers managing the Trust’s series report to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s series. These investment advisers report to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s series.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings. In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures. The CCO, together with the Trust’s Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its series during Board of

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Trustee meetings. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Nielsen has over ten years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. Since 2010, Thomas Sarkany has been the President of TTS Consultants, LLC, a financial services firm and from 1994 through 2010, Thomas Sarkany held various roles at Value Line, Inc. (a publicly held company providing financial research, publications and money management services to retail and institutional investors), including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc. Keith Rhoades served as the Director then Senior Director of General Ledger/Financial Research for Union Pacific Railroad, and Randy Skalla has served as the President of L5 Enterprises, Inc. since 2001 and from 2001 through 2017 was a member of the Orizon Investment Counsel Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established three standing committees – the Audit Committee, the Nominating Committee and the Valuation Committee. All Independent Trustees are members of the Audit Committee and the Nominating Committee. Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (since 2010) (financial services firm).	2	Director, Aquila Distributors: Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (since 2007) (executive consulting firm).	2	Director, Chairman of the Compensation Committee, and
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				Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense); Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee since May 2011	Retired since 2008.	2	NONE
Randy Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (since 2001) (financial services company).	2	Board Member, Orizon Investment Counsel (financial services company) (2001 through 2017)

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel (from 2001 to 2014) and Secretary (since 2001) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (since 2001) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), General Counsel (from 2003 to 2014) and Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; CEO (since 2015), Manager (from 2008 to 2015), General Counsel and Secretary (since 2011) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (since 2011) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary	2	NONE
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(since 2012) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Hedge Fund Services, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (since 2015) and Secretary and Chief Legal Officer (from 2003 to 2018) of AdvisorOne Funds.
Kevin Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President since January 2013	President, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Richard Malinowski 80 Arkay Drive. Hauppauge, NY 11788 1983	Secretary since January 2018	Senior Vice President Legal Administration, Gemini Fund Services, LLC (since April 2017); Vice President and Counsel (April 2016 – 2017) and AVP and Staff Attorney (September 2012 – March 2016).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer since May 2011	Vice President of Gemini Fund Services, LLC (since 2012).	N/A	N/A
Emile Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti-Money Laundering Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’ ‘Distributor),

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Northern Lights Compliance Services, LLC (the Funds’ Compliance provider) and Blu Giant, LLC (the Funds’ Edgar and printing service provider).

*** As of November 30, 2017, the Trust was comprised of 23 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds and not to any other series of the Trust. Each Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series not included in the Fund Complex.

Board Committees

Audit Committee. The Board has an Audit Committee, which is comprised of the independent members of the Board of Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Funds’ independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually.

Nominating Committee. The Board has a Nominating Committee, which is comprised of the independent members of the Board of Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. The Nominating Committee generally will not consider shareholder nominees.

Compensation Committee. The Board has a Compensation Committee, which is comprised of the independent members of the Board of Trustees. The role of the Compensation Committee is to oversee the evaluation of, and review and approve compensation for, the independent members of the Board of Trustees. The Compensation Committee will generally meet annually.

Other Committees of the Trust

Valuation Committee. The Trust has a Valuation Committee. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee shall, at all times, consist of no less than three members, including the Trust’s President and Treasurer, and may include such number of alternate members that are officers of the Trust’s Administrator or the investment adviser of a series of the Trust as the Board of Trustees or the members of the Valuation Committee may from time to time designate. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation

Effective August 1, 2017, each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $20,000, allocated among each of the various portfolios comprising the Trust, as well as reimbursement for any reasonable expenses incurred attending the regular quarterly meetings to be paid at the beginning of each calendar quarter. The Audit Committee Chairman will receive a $3,750 additional quarterly fee. Each Trustee who is not an interested person of the Trust or Adviser will receive a $2,500 special in-person meeting fee, as well as reimbursement for any reasonable expenses incurred attending the special in-person meeting to be paid by the Adviser requesting the special in-person meeting. The “interested person” who serves as Trustee of the Trust will receive no compensation for their services as Trustee. None of the executive officers will receive compensation from the Trust.

Prior to August 1, 2017, each Trustee who is not an interested person of the Trust or Adviser received a quarterly fee of $15,000, allocated among each of the various portfolios comprising the Trust, as well as reimbursement for any reasonable expenses incurred attending the regular quarterly meetings paid at the beginning of each calendar quarter. The Audit Committee Chairman received a $2,000 additional quarterly

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fee. Each Trustee who is not an interested person of the Trust or Adviser received a $2,500 special in-person meeting fee, as well as reimbursement for any reasonable expenses incurred attending the special in-person meeting paid by the Adviser requesting the special in-person meeting. The “interested person” who served as Trustee of the Trust received no compensation for his services as Trustee. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from each Fund and the Fund Complex during the period ended November 30, 2017.

Name	Aggregate Compensation From the Dynamic International Opportunity Fund	Aggregate Compensation From the Dynamic U.S. Opportunity Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex*** Paid to Trustees
Thomas T. Sarkany	$2,614	$2,614	None	None	$5,228
Anthony Lewis	$2,614	$2,614	None	None	$5,228
Keith Rhoades*	$3,049	$3,049	None	None	$6,098
Randy Skalla	$2,614	$2,614	None	None	$5,228
Brian Nielsen**	None	None	None	None	None

*Mr. Rhoades serves as chairman of the Audit Committee.

**This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Funds’ Distributor), Northern Lights Compliance Services, LLC (the Funds’ Compliance provider) and Blu Giant, LLC (the Funds’ Edgar and printing service provider).

*** There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the Funds and not to any other series of the Trust. For the fiscal year ended November 30, 2017, aggregate independent Trustees’ fees were $269,750.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Funds and other series of the Trust as of December 31, 2017:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas T. Sarkany	None	None
Anthony Lewis	None	None
Keith Rhoades	None	None
Randal Skalla	None	None
Brian Nielsen*	None	None

* Brian Nielsen is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Funds’ Distributor), Northern Lights Compliance Services, LLC (the Trust’s compliance service provider) and Blu Giant, LLC (the Fund’ ‘Edgar and printing service provider).

.

As of December 31, 2017, the Trustees and officers, as a group, owned less than 1.00% of the Funds’ outstanding shares and the Fund Complex’s outstanding shares.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Funds. As of March 1, 2018, the following persons owned, beneficially or of record, 5% or more of a class of shares of the Funds.

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Dynamic International Opportunity Fund
Name of Shareholder	Total Shares Owned	% Of Share Class Owned

Class I Shares
LPL Financial A/C 1000-0005 9785 Towne Centre Drive San Diego, CA 92121-1968	2,533,418.630	25.82%

Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Fl New York, NY 10004	1,924,666.029	19.61%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	929,973.308	9.48%

Class N Shares
LPL Financial A/C 1000-0005 9785 Towne Centre Drive San Diego, CA 92121-1968	590,602.105	27.64%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	171,629.860	8.03%

Dynamic U.S. Opportunity Fund
Name of Shareholder	Total Shares Owned	% Of Share Class Owned

Class I Shares
LPL Financial A/C 1000-0005 9785 Towne Centre Drive San Diego, CA 92121-1968	746,155.383	17.39%

Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Fl New York, NY 10004	862,833.052	20.11%
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Charles Schwab & Co. Inc. Special Custody Account FBO Customers ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	473,421.782	11.03%

Class N Shares
LPL Financial A/C 1000-0005 9785 Towne Centre Drive San Diego, CA 92121-1968	401,284.214	31.45%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	94,341.997	7.39%

Investment Adviser

Investment advisory services are provided to the Funds by Innealta Capital, LLC, 12117 FM 2244, Building. 3 Suite #170, Austin, TX 78738, pursuant to an investment advisory agreement with the Trust, on behalf of each of the Dynamic Funds dated March 27, 2018 (the “Advisory Agreement”). Dr. Vito Sciaraffia indirectly owns 88.50% of the Adviser through Riomaggiore Investments, LLC as its sole member, and Dr. Gonzalo Maturana indirectly owns 11.50% of Innealta through Alsacia Investments, LLC as its sole member. Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of a Fund’s investments.

After an initial period of two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds upon 60 days’ prior written notice when authorized either by a majority vote of the applicable Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Advisor upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a subadviser) to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds’ current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall

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(directly or through a subadviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained  by the Funds, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a subadviser) will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was initially approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on January 23-24, 2018.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Funds and such additional administrative services as reasonably requested by the Board of Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Funds; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Funds’ records and the registration of the Funds’ shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a management fee at the annual rate of 1.00% of the Funds’ average daily net assets.

The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse operating expenses (exclusive of any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) at least until March 31, 2019, such that net annual fund operating expenses of each Fund do not exceed the percentages in the table below.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause a Fund’s annual operating expenses to exceed the expense cap. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and increase its performance.

Share Class	Expense Cap
Class N	1.49%
Class I	1.24%

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Funds.  Under the terms of the Advisory Agreement, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees

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who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Funds and of pricing the Funds’ shares, (d) the charges and expenses of legal counsel and independent accountants for the Funds, (e) brokerage commissions and any issue or transfer taxes chargeable to the Funds in connection with its securities transactions, (f) all taxes and corporate fees payable by the Funds to governmental agencies, (g) the fees of any trade association of which the Funds may be a member, (h) the cost of share certificates representing shares of the Funds, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Funds and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Funds’ registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

For the fiscal periods ended November 30, the Funds paid the following advisory fees to the Fund’s prior investment adviser AFAM Capital, Inc., the Innealta Capital division (“AFAM”) pursuant to the investment advisory agreement, of which AFAM waived or recouped the amount set forth in the table below.

Dynamic International Opportunity Fund

Fiscal Period Ended	Advisory Fee	Recoupment (Waiver)	Advisory Fee after Waiver
November 30, 2017	$763,029	$(146,270)	$616,759
November 30, 2016	$392,950	$(276,425)	$116,525
November 30, 2015	$596,135	$(316,119)	$280,016

Dynamic U.S. Opportunity Fund

Fiscal Period Ended	Advisory Fee	Recoupment (Waiver)	Advisory Fee after Waiver
November 30, 2017	$472,448	$(151,870)	$320,578
November 30, 2016*	$180,507	$(202,321)	$0
November 30, 2015	$260,592	$(232,804)	$27,788

*The following table shows the amount of reimbursements paid to the Dynamic U.S. Opportunity Fund by the Adviser in addition to the advisory fees waived for the period ended November 30, 2016.

Dynamic U.S. Opportunity Fund

Fiscal Period Ended	Amount of Fund Expenses Reimbursed to the Fund by the Adviser
November 30, 2016	$21,814

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Portfolio Manager

The following section provides information regarding the Portfolio Managers, other accounts managed by the Portfolio Managers, compensation, material conflicts of interests, and any ownership of securities in the Funds.

Vito Sciaraffia, Ph.D. is Chief Investment Officer of Innealta Capital, responsible for ensuring prudent management of all Innealta client assets, designing novel quantitative strategies, and leading the research activities of the investment team. Dr. Sciaraffia’s present role both emphasizes and builds upon his professional experience, focused heavily on the quantitative evaluation of equity securities and financial markets. In addition, he is actively involved with clients through conference presentations, webinars, and written market commentaries. Dr. Sciaraffia has been in the financial industry since 2004. His previous work experience includes: Senior Researcher on the Strategy Research Team at Dimensional Fund Advisors, Management Associate in the Investment Banking Division at Citigroup, and member of the Market Risk Team at JP Morgan. While at Dimensional, Dr. Sciaraffia conducted empirical asset pricing research, wrote research papers, enhanced the design of investment strategies, and collaborated with their marketing and sales departments by delivering technical presentations to various clients.

Additionally, Dr. Sciaraffia was an Assistant Professor of Finance at the McCombs School of Business of the University of Texas at Austin, where he researched empirical asset pricing and taught the core Investment Management course. He earned his Ph.D. in business administration from the Haas School of Business at the University of California, Berkeley. In addition, he has an MA in Mathematics with an emphasis in stochastic processes and an MS in Business from the University of California, Berkeley, an MBA and an M.S. in Finance from the University of Chile, and a B.S. in Economics and Management from the Catholic University of Chile.

Other Accounts Managed by the Portfolio Manager

The table below identifies, for the Portfolio Manager of the Funds, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate and have been rounded. The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of November 30, 2017.

Portfolio Managers	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Vito Sciaraffia, Ph.D.	0	0	N/A	N/A	92	$25.5 million

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio Managers who manage other investment accounts in addition to the Funds may be presented with the potential conflicts described below.

The Adviser offers separately managed accounts and other investment fund products in addition to the Funds. The management of this Fund, including the research and rationale behind specific investment decisions, may differ materially from the management of similarly named products managed by the Adviser. Conversely, at times, some of these offerings include portfolios of investments which may be substantially

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similar to the Funds, which could create certain conflicts of interest. As the Funds and any separate accounts or investment funds managed similarly to the Funds will be managed concurrently, all transactions will be implemented according to the Adviser’s trade allocation procedures. These procedures, among other things, ensure that all trades allocated to advisory clients (including the Fund) fulfill the Adviser’s fiduciary duty to each client and otherwise allocate securities on a basis that is fair and nondiscriminatory. Such procedures are generally applied in numerous instances, including, among other things, block and bunched trades, cross transactions and private placements. In determining a fair allocation, the Adviser takes into account a number of factors, including among other things, the Adviser’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment, suitability as well as each client’s investment objectives.

Portfolio Manager Compensation

The Portfolio Managers’ compensation is a fixed salary that is set by reference to industry standards. Bonuses paid to the Portfolio Managers are based on the profitability of the Adviser.

Portfolio Manager Ownership of the Fund

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers of the Funds as of November 30, 2017:

Name of Portfolio Manager	Dollar Range of Equity Securities in Managed Fund
Vito Sciaraffia, Ph.D.	$0

Other Service Providers

Administrator

Pursuant to a Fund Services Agreement (the “Administration Service Agreement”), Gemini Fund Services, LLC (“GFS”), 80 Arkay Drive, suite 110, Hauppauge, NY 11788 (the “Administrator”), acts as administrator for the Funds, subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of GFS or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on October 28, 2011. The Agreement shall remain in effect for 2 years from the date of the Fund’s commencement of operations, and subject to annual approval of the Board for one-year periods thereafter. The Administration Service Agreement is terminable by the Board or GFS on 60 days’ prior written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Funds by others, including the Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Funds’ shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of

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the Funds and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Funds by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services The Fund also pays the Administrator for any out-of-pocket expenses.

The tables below show the fees paid by each Fund to the Administrator for administrative services.

Dynamic International Opportunity Fund

Fiscal Period Ended	Fees paid to the Administrator
November 30, 2017	$34,180
November 30, 2016	$64,491
November 30, 2015	$97,575

Dynamic U.S. Opportunity Fund

Fiscal Period Ended	Fees paid to the Administrator
November 30, 2017	$33,954
November 30, 2016	$34,465
November 30, 2015	$46,351

Fund Accounting

GFS, pursuant to the Administration Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund. The Fund also pays the Administrator for any out-of-pocket expenses.

The tables below show the fees paid by each Fund to the Administrator for fund accounting services.

Dynamic International Opportunity Fund

Fiscal Period Ended	Fees paid to the Administrator
November 30, 2017	$30,029
November 30, 2016	$62,149
November 30, 2015	$95,700

Dynamic U.S. Opportunity Fund

Fiscal Period Ended	Fees paid to the Administrator
November 30, 2017	$30,110
November 30, 2016	$34,537
November 30, 2015	$42,754

Transfer Agent

GFS, 17605 Wright Street, Suite 2, Omaha, NE 68130, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund. Under the

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agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

The tables below show the fees paid by each Fund to the Administrator for transfer agency services.

Dynamic International Opportunity Fund

Fiscal Period Ended	Fees paid to the Administrator
November 30, 2017	$52,515
November 30, 2016	$53,149
November 30, 2015	$78,190

Dynamic U.S. Opportunity Fund

Fiscal Year Ended	Fees paid to the Administrator
November 30, 2017	$42,008
November 30, 2016	$46,896
November 30, 2015	$75,161

Custodian

MUFG Union Bank, National Association, 400 California Street, San Francisco, CA 94104, serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Funds.  The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Securities Lending Activities

BNP Paribas New York Branch (“BNP”) serves as the Funds’ securities lending agent pursuant to a Securities Lending Authorization Agreement between BNP and the Trust on behalf of the Funds. The dollar amounts of income and fees and compensation paid to the Funds and BNP related to the Funds’ respective securities lending activities during fiscal year ended November 30, 2017 were as follows:

	Dynamic Int’l Fund	Dynamic US Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$170,700.53	$36,831.30
Fees and/or compensation for securities lending activities and related services	-	-
Fees paid to securities lending agent from a revenue split	$(38,129.56)	$(6,165.58)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split*	-	-
Administrative fees not included in revenue split	-	-
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Indemnification fees not included in revenue split	-	-
Rebate (paid to borrower)	$19,947.70	$(6,003.10)
Other fees not included in revenue split	-	-
Aggregate fees/compensation for securities lending activities	$(18,181.86)	$(12,168.68)
Net income from securities lending activities	$152,518.67	$24,662.62

* The Funds’ cash collateral was invested in The Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio during the fiscal year ended November 30, 2017.

The services provided by BNP as securities lending agent are as follows: selection of securities to be loaned; locating borrowers previously approved by the Funds' board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the Funds' instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds' instructions; and arranging for return of loaned securities to the fund at loan termination.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street, Suite 2, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. Each Fund pays a compliance service fee to NLCS.

The tables below show the fees paid by each Fund to NLCS for compliance services.

Dynamic International Opportunity Fund

Fiscal Period Ended	Fees paid to NLCS
November 30, 2017	$10,317
November 30, 2016	$9,081
November 30, 2015	$12,457

Dynamic U.S. Opportunity Fund

Fiscal Year Ended	Fees paid to NLCS
November 30, 2017	$9,657
November 30, 2016	$4,484
November 30, 2015	$2,417

Legal Counsel

Alston & Bird, LLP, 950 F Street NW, Washington, D.C. 20004, serves as counsel to the Trust.

Blank Rome LLP, 405 Lexington Avenue, New York, NY 10174, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

BBD, LLP, 1835 Market St., 3rd Floor, Philadelphia, PA 19103, serves as the independent registered public accounting firm of the Funds.

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Distribution of Fund Shares

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of the Funds’ shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Underwriting Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Underwriting Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ notice when authorized either by a majority vote of a Fund’s outstanding voting securities or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The following table sets forth the total compensation received by the Distributor for the fiscal period ended November 30, 2017:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Dynamic International Opportunity Fund – Class N	$0	$0	$0	$0
Dynamic US Opportunity Fund – Class N	$0	$0	$0	$0
The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.

12b-1 Distribution and Shareholder Servicing Plans

The Trust has adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class N shares (the “Plans”) pursuant to which Class N shares of the Funds are each authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund. Under each Plan, Class N shares of the Funds may each pay a combined account maintenance and/or distribution fee at an annual rate of up to 0.25% of the average net assets of class as compensation for the Distributor providing distribution and/or shareholder services to shareholders. Such fees are to be paid by the Funds monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. Each Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

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The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds. The Adviser may be compensated by the Distributor for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by the Trust or the Funds by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Funds.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Funds (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Funds’ shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Funds. In addition, the Funds may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Funds’ shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

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During the fiscal year ended November 30, 2017 the Funds paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by
Class N Shares
During the Fiscal Period Ended November 30, 2017
	Dynamic International Opportunity Fund Class N	Dynamic U.S. Opportunity Fund Class N
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$0	$0
Payment to dealers	$ 19,179	$13,693
Compensation to sales personnel	None	None
Other	$17,885	$14,146
Total	$37,064	$27,839

Portfolio Transactions and Brokerage Allocation

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds will be effected through broker-dealers (including banks) that specialize in the types of securities that the Funds will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is each Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the

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furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Funds.

Investment decisions for the Funds may or may not be made independently from those of other client accounts of the Adviser. In certain instances, investment decisions will be made similar to other accounts managed. In the case where a Fund uses similar strategies, applicable procedures will be taken to ensure trading allocations will be handled fairly and abide by all appropriate rules and regulations. Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts. In such event, the position of the Funds and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Funds and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

Each Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. Each Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Funds. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

The tables below show the broker commissions paid by the Funds during the periods indicated.

Dynamic International Opportunity Fund

Fiscal Period Ended	Brokerage Commissions
November 30, 2017	$0
November 30, 2016	$83
November 30, 2015	$18,012

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Dynamic U.S Opportunity Fund

Fiscal Period Ended	Brokerage Commissions
November 30, 2017	$0
November 30, 2016	$89
November 30, 2015	$572

Portfolio Turnover

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 39.6%) and could increase brokerage commission costs. To the extent that the Funds experience an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Funds could be negatively impacted by the increased expenses incurred by the Funds and may result in a greater number of taxable transactions.

The tables below show the portfolio turnover rate for the Funds during the periods indicated.

Dynamic International Opportunity Fund

Fiscal Period Ended	Portfolio Turnover
November 30, 2017	51%
November 30, 2016	120%

Dynamic U.S Opportunity Fund

Fiscal Period Ended	Portfolio Turnover
November 30, 2017	220%
November 30, 2016	298%

Code of Ethics

The Funds, the Adviser, and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser, and Distributor to invest in securities that may be purchased or held by the Funds.

Proxy Voting Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Funds to the Adviser and responsibility for voting proxies of securities held by the Funds to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. A copy of the Adviser’s Proxy Voting Policies is attached hereto as Appendix B.

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More Information. The actual voting records relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-800-SEC-0330 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

Each Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, each Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q sixty days after the end of each quarter/semi-annual period. Further, the top ten portfolio holdings are generally made available to Morningstar within ten days of the end of each calendar quarter and remain available until new information for the next calendar quarter is posted.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Funds.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Northern Lights Compliance Services, LLC. Northern Lights Compliance Services, LLC provides consulting services to the Funds as well as related compliance services; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

MUFG Union Bank, National Association. MUFG Union Bank, National Association is custodian for the Funds; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

BBD LLP. BBD LLP is the Funds’ independent registered public accounting firm; therefore, its personnel have access to each Fund’s portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

Alston & Bird, LLP.  Alston & Bird, LLP is counsel to the Trust; therefore, its personnel have access to each Fund’s portfolio holdings in connection with review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Blank Rome, LLP. Blank Rome, LLP is counsel to the Independent Trustees.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

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Determination of Net Asset Value

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of the Fund's shares, by class, is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-

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term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process. The fair value committee is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market

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prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser (or sub-adviser) or other funds and the method used to price the security in those funds; (vi) the extent to

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which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination. The Board of Trustees meets at least quarterly to consider the valuations provided by the fair value committee and to ratify the valuations made for the applicable securities. The Board of Trustees considers the reports provided by the fair value committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

A Fund will redeem all or any portion of a shareholder’s shares in the applicable Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Funds may purchase shares of certain series which charge a redemption fee to shareholders (such as the Funds) that redeem shares of the underlying fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if the Funds were to invest in an underlying fund and incur a redemption fee as a result of redeeming shares in such underlying fund, the Funds would bear such redemption fee. The Funds will not, however, invest in shares of an underlying fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Tax Status

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The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Funds or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code. All shareholders should consult a qualified tax advisor regarding their investment in the Funds.

Each Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Funds. Under the Regulated Investment Company Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period, and such capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Funds unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Funds must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of a Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Funds control and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships. Following the enactment of the Regulated Investment Company Modernization Act

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of 2010, if the Funds fail to satisfy these qualifying income and asset tests, and such failure was due to reasonable cause and not willful neglect, it may be permitted to “cure” such failures (and thereby not jeopardize its tax status as a regulated investment company) under certain circumstances.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year (and such failure is not subject to cure as discussed above), it will be treated as a corporation for federal income tax purposes. As such a Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Funds’ ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this excise tax.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. In most cases the Funds will hold shares for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Funds in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

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Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Funds are notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Funds, the Funds’ transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Funds’ securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Funds’ book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Funds’ remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Funds’ book income is less than taxable income, the Funds could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Funds in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Funds may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Funds will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Funds also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Funds’ taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Funds to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Funds’ total return.

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Foreign Currency Transactions

The Funds’ transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Funds’ total assets at the close of its taxable year consists of securities of foreign corporations, the Funds may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by the Funds. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Funds, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Funds’ income will flow through to shareholders of the Funds. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect

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to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Funds hold the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Funds actually received. Such distributions may be made from the cash assets of the Funds or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Funds may realize gains or losses from such liquidations. In the event the Funds realize net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of the Funds’ shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Financial Statements

The financial statements of the Funds for the fiscal year ended November 30, 2017 and the independent registered public accountant’s report are incorporated herein by reference to the Funds’ Annual Report. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights and notes. The Funds will provide the Funds’ Annual Report without charge upon request in writing or by telephone.

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APPENDIX “A” RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

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Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

—	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

—	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

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t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which relative creditworthiness of securities may be noted.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

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As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”. The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Short-Term Rating definitions for ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency’s web-site to determine if any additional or alternative category definitions apply.

National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

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C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)
Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

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LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation;

—	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

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Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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Fitch’s National Long-Term Credit Ratings

AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)
‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)
‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)
‘C’ National Ratings denote that default is imminent.

D(xxx)
‘D’ National Ratings denote an issuer or instrument that is currently in default.

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Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

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MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

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MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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APPENDIX “B” Innealta Capital, LLC Proxy Voting Policy

1. General

As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act (the “Proxy Voting Rule”) places specific requirements on registered investment advisers with proxy voting authority. To meet the obligations under this rule, the Company has adopted and implemented policies and procedures (“Proxy Voting Policy”) reasonably designed to ensure the Company votes proxies in the best interest of its Clients and address how it will resolve any conflict of interest that may arise when voting proxies. Additionally, the Company will: (i) maintain certain records required to be maintained by the Proxy Voting Rule relating to all voted proxies; (ii) disclose its proxy voting policies and procedures to Clients and upon request providing Clients with a copy of it; and (iii) inform Clients as to how they can obtain information from the Company as to how their securities were voted.

The Company shall vote proxies solicited by or with respect to the issuers of securities in which assets of a Client portfolio are invested, unless: (i) the Client is subject to ERISA and the Advisory Contract between the Company and the Client expressly precludes the voting of proxies by the Company; (ii) the Client is not subject to ERISA and the Client otherwise instructs the Company; or (iii) the Company has responsibility for proxy voting and, in the Company’s judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the Client. If the Client does not grant direct voting authority to the Company, Clients will not receive information about their proxies from the Company. Instead, Clients will be instructed to receive proxies from their custodian, transfer agent or other third-party service providers such as their proxy service provider.

2. Primary Consideration in Voting

When the Company votes a Client’s proxy with respect to a specific issuer, a Client’s economic interest as a shareholder of that issuer is the Company’s primary consideration in determining how proxies should be voted. The Company will not consider interests of the Company, other stakeholders of the issuer or interests the Client may have in other capacities. The Company shall vote proxies with the goal of maximizing the value of the securities in Client portfolios.

3. Engagement of Service Provider

The Company may engage one or more independent third-party proxy advisory firms (“Proxy Firm”) to (i) make recommendations to the Company of proxy voting policies for adoption by the Company; (ii) perform research and make recommendations to the Company as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by the Company and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to the Company on its activities. In no circumstances shall a Proxy Firm have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Company. The Company shall retain final authority and fiduciary responsibility for the voting of proxies.

4. Proxy Voting Guidelines

The Company’s proxy voting guidelines are both principles-based and rules-based. The Company adheres to a core set of principles that are described in this Proxy Voting Policy and assesses each proxy proposal in light of these principles. The Company’s proxy voting “litmus test” will always be what it views as most likely to maximize long-term shareholder value. The Company believes that the authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, the Company supports strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

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Generally, the Company votes proposals in accordance with these guidelines but, consistent with its “principles-based” approach to proxy voting, the Company may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, the Company believes that deviating from its stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. The Company will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind the Company’s fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in the Clients’ best interests.

The proxy voting guidelines provide that the Company will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the guidelines provide that the Company will generally vote in favor of proposals to:

•	Repeal existing classified boards and elect directors on an annual basis;
•	Adopt a written majority voting or withhold policy (in situations in which a company has
•	not previously adopted such a policy);
•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;
•	Lower supermajority shareholder vote requirements for mergers and other business
•	combinations;
•	Increase common share authorizations for a stock split;
•	Implement a reverse stock split;
•	Approve an ESOP (employee stock ownership plan) or other broad-based employee stock
•	purchase or ownership plan, or increase authorized shares for existing plans; and
•	Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact, animal treatment and corporate sustainability, when appropriate.

The proxy voting guidelines also provide that the Company will generally vote against proposals to:

•	Elect director nominees that sit on more than six public company boards, or, if the nominee is a CEO, more than three public company boards;
•	Classify the board of directors;
•	Require that poison pill plans be submitted for shareholder ratification;
•	Adopt dual class exchange offers or dual class recapitalizations;
•	Require a supermajority shareholder vote to approve mergers and other significant business
•	combinations;
•	Require a supermajority shareholder vote to approve charter and bylaw amendments; and
•	Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors.

In certain circumstances, the guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

The Company may vote proxies contrary to the recommendations of the Proxy Firm if it determines that such action is in the best interest of a Client. In exercising its discretion, the Company may take into account a wide

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array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Company may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Company to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, the Company also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different Clients with respect to the same proxy vote.

5. Conflicts of Interest

Conflicts of interest involved in a proxy vote shall be addressed though the following three-step process:

i. Identification of all potential conflicts of interest

The Company will be deemed to have a potential conflict of interest when voting proxies if:

•	The Company manages assets for that issuer or an affiliate of the issuer and also recommends that its other Clients invest in such issuer’s securities;
•	A director, trustee, officer or 10% shareholder of the issuer or an affiliate of the issuer is a director of a Client, a Client or an employee of the Company;
•	The Company is actively soliciting that issuer or an affiliate of the issuer as a Client;
•	Clients who sponsor, publicly support or have material interest in a proposal upon which the Company will be eligible to vote;
•	The Company manages a pension plan, employee benefit plans, or provides brokerage, underwriting, insurance, or banking services to an issuer whose management is soliciting proxies;
•	The Company or an affiliate has a substantial business relationship (separate from the Company’s investment strategy) with an issuer or a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;
•	The Company or an affiliate has a business relationship (separate from the Company’s investment strategy) or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships;
•	An officer or Employee of the Company or an affiliate may have a familial relationship to an issuer (e.g. a spouse or other relative who serves as a director of an issuer);
•	A director or executive officer of the issuer has a personal relationship with the Company;
•	Another relationship or interest of the Company, or an Employee of the Company, exists that may be affected by the outcome of the proxy vote and that the Company deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy; or
•	Any other conflict of which the Company becomes aware.

Each Employee who is a member of the investment team that recommends votes or serves on the Investment Committee shall, on at least an annual basis, provide to the CCO a list of any public companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such Employee shall also certify to the Company at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

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ii. Determination of material conflicts

The SEC has not provided any specific guidance as to how an investment adviser should analyze or determine whether a conflict is “material” for purposes of proxy voting. Thus, traditional analysis of questions of materiality under the federal securities laws should be used.

When the Company encounters a potential conflict of interest, it shall review its proposed vote using the following analysis to ensure its voting decision does not generate a conflict of interest:

•	If the proposed vote is consistent with the Company’s Proxy Voting Policy, no further review is necessary.
•	If the proposed vote is contrary to the Company’s Proxy Voting Policy and the Client’s position on the proposal, no further review is necessary.
•	If the proposed vote is contrary to the Company’s Proxy Voting Policy or is not covered herein, is consistent with the Client’s position, and is also consistent with the views of the Proxy Firm, no further review is necessary.
•	If the proposed vote is contrary to the Company’s Proxy Voting Policy or is not covered herein, is consistent with the Client’s position and is contrary to the views of the Proxy Firm, the vote will be presented to the CCO. The CCO will determine whether the proposed vote is reasonable. If the CCO cannot determine that the proposed vote is reasonable, the CCO may refer the votes back to the Client(s) or take other actions as the CCO deems appropriate. The CCO’s review will be documented using a Proxy Voting Conflict of Interest Form.

iii. Establishment of procedures to address material conflicts

If a material conflict of interest with respect to a particular vote is encountered, contact the CCO to determine how to vote the proxy consistent with the best interests of a Client and in a manner not affected by any conflicts of interest.

6. Recordkeeping

Pursuant to Rule 204-2, the Company shall retain the following five (5) types of records relating to proxy voting: (i) proxy voting policy and procedures; (ii) proxy statements received for Client securities; (iii) records of votes cast on behalf of Clients; (iv) written Client requests for proxy voting information and written Company responses to any Client request (whether oral or written) for proxy voting information; and (v) any documents prepared by the Company that were material to making a proxy voting decision or that memorialized the basis for the decision. All of the proxy voting records referenced herein above shall be maintained by the CCO for a period of not less than seven (7) years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two (2) years in an appropriate office of the Company.

7. Policy Statement and Requests

The Company shall make a summary of this Proxy Voting Policy available to Clients on at least an annual basis. Such summary will be contained in the Company’s Form ADV Brochure. The Company shall also make the entire Proxy Voting Policy and the Company’s proxy voting records with respect to a Client’s account available to that Client or its representatives for review and discussion upon the Client’s request or as may be required by applicable law. The Company generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a Client account except as required by applicable law, but may disclose such information to a Client who itself may decide or may be required to make public such information. Upon a request from a person other than a Client for information on the Company’s proxy voting, Company personnel are prohibited from disclosing such information unless otherwise directed to do so by a Client, in which case Company personnel shall direct the requesting party to the CCO who will handle the request.

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Questions related to this Proxy Voting Policy, the proxy voting process and/or information regarding how the Company voted proxies relating to a Client’s portfolio of securities may be obtained by Clients, free of charge, by contacting the CCO at (949) 540-7312 or cmendoza@innealtacapital.com.

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